  TABLE OF CONTENTS

Chairman's Letter...........................................           1
Review of Eclipse Funds
    Eclipse Ultra Short Term Income Fund....................           2
    Eclipse Balanced Fund...................................           5
    Eclipse Mid Cap Value Fund..............................           9
    Eclipse Small Cap Value Fund............................          12
Statements of Net Assets
    Eclipse Ultra Short Term Income Fund....................          15
    Eclipse Balanced Fund...................................          17
    Eclipse Mid Cap Value Fund..............................          22
    Eclipse Small Cap Value Fund............................          26
Statements of Operations....................................          34
Statements of Changes in Net Assets.........................          35
Notes to Financial Statements...............................          37
Financial Highlights
    Eclipse Ultra Short Term Income Fund....................          41
    Eclipse Balanced Fund...................................          42
    Eclipse Mid Cap Value Fund..............................          43
    Eclipse Small Cap Value Fund............................          44

                      (This page intentionally left blank)

  CHAIRMAN'S LETTER

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite turbulent markets, the portfolio managers at Eclipse Funds remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentaries that follow will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your Funds' results during the first six months of 2001.

As we look to the future, we believe that our unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your Eclipse investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/S/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

--------------------------------------------------------------------------------

  REVIEW OF ECLIPSE ULTRA SHORT TERM INCOME FUND
  ECUIX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first six months of 2001, Federal Reserve moves to lower interest rates had a major impact on the market for short-term income securities. Concerned about a dramatic slowdown in the pace of economic growth, the Federal Reserve lowered the targeted federal funds rate in six successive easing moves, from 6.50% at the beginning of the year to 3.75% at the end of June 2001.

As corporations began to feel the squeeze of slower economic growth, many companies missed earnings forecasts and some announced layoffs. With the stock market tumbling throughout the first quarter of 2001, credit risk became a growing concern and many investors sought refuge in higher-quality debt securities.

Although lower interest rates reduced the yields available on ultra short-term securities, prices remained strong among corporate securities of the highest quality.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, Eclipse Ultra Short Term Income Fund returned 3.69%. This compared favorably with the 3.19% return of the average Lipper(1) ultra short obligations fund over the same period. The Fund underperformed the 3.73% return of the one-year Treasury bill for the first six months of 2001.

The Fund outperformed its peers largely as a result of the high quality of the bonds in the portfolio during a general flight to quality. The Fund's performance also benefited from investments in high-quality corporate bonds, which provided higher yields to compensate for associated risks.

The Fund was rated five stars overall out of 1,809 taxable bond funds by Morningstar(2) as of June 30, 2001. The Fund was rated five stars out of 1,809 taxable bond funds for the three-year period then ended and five stars out of 1,320 taxable bond funds for the five-year period then ended.

INVESTMENT STRATEGY

During the reporting period, the Fund maintained a duration of one year at all times. While the Fund's ultra short-term strategy may lower total return relative to funds with longer duration, the intrinsic risks of the portfolio also tend to be lower than longer-duration investments. The Fund purchases securities for their high quality and seeks maturities that will allow the portfolio to maintain a one-year duration.

Although corporate bonds outperformed government issues during the reporting period, the margin was narrower than in recent history due to deterioration in the credit quality of corporate bonds in general and a flight to quality, which made government issues more attractive to many investors.

During the first six months of 2001, the Fund added government agency bonds, seeking to take advantage of attractive yield spreads over comparable Treasury issues. As credit quality deteriorated among corporate issuers, short-dated corporate bonds that fit the Fund's investment profile became increasingly difficult to find. Meanwhile, with spreads between corporate and Treasury securities continuing to tighten, agency securities became increasingly attractive in terms of quality and yield potential.

LOOKING AHEAD

During the reporting period, the Fund's principal investment strategy was altered to include investments in U.S. Treasury securities. At the same time, the requirement that the Fund invest in companies considered to be "socially responsible" was eliminated upon board approval. We believe these changes will give the Fund greater latitude in pursuing its objective.

If the Federal Reserve continues to ease interest rates, we believe that corporate borrowers may benefit from lower capital costs. We will carefully monitor credit ratings, seeking securities that will maintain the high quality of the portfolio. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, capital preservation, and a relatively stable net asset value.

Wesley G. McCain
Joan M. Sabella
Portfolio Managers
New York Life Investment Management LLC


--------------------------------------------------------------------------------
2

---------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL
 VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
2 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

---------------------------------------------------------
LARGEST INDUSTRY HOLDINGS--6/30/01  % OF ENTIRE PORTFOLIO
---------------------------------------------------------
Finance                                        20.58%
Federal Agencies                               20.52
Telecommunications                              9.69
Health Care--Miscellaneous                      6.60
Chemicals                                       6.40
---------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 PERFORMANCE AND RISK DATA
                   PERIODS ENDING 6/30/01
                                                                 ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR      5 YEARS      RISK(2)      RETURN/RISK
---------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund(3,4)                      7.21%       6.04%         0.7            8.3
Lipper Ultra Short Obligations Funds Average(5)                6.84        5.77          0.5           11.5
3-Month Treasury Bill                                          5.89        5.40          0.2           23.5
1-Year Treasury Bill                                           7.89        6.19          0.7            9.0

---------------
Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception date was 12/27/94; its annualized total return from inception through 6/30/01 was 6.17%.
4 Net of management fee waived and after expense reimbursement by manager:
  1.67%, 1.20%, 1.22%, 1.20%, 0.93% and 0.92% of average net assets from 1995 through 2000, respectively and 0.95% for the six months ended 6/30/01.
5 After all expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
    ECLIPSE ULTRA SHORT TERM INCOME FUND WITH INCOME REINVESTED (12/27/94 TO
                                    6/30/01)

[Growth of A Hypothetical $10,000 Investment Graph]

                                                                                                           LIPPER ULTRA SHORT
                                                ECLIPSE ULTRA SHORT TERM                                    OBLIGATIONS FUNDS
                                                         INCOME                   1-YEAR T-BILL                  AVERAGE
                                                ------------------------          -------------            ------------------
Dec-94                                                    10000                       10000                       10000
Dec-95                                                    10783                       10809                       10705
Dec-96                                                    11374                       11423                       11317
Dec-97                                                    12080                       12122                       11987
Dec-98                                                    12838                       12837                       12634
Dec-99                                                    13367                       13383                       13217
Dec-00                                                    14248                       14333                       14087
Jun-01                                                    14773                       14868                       14537

Past performance is no guarantee of future results.

See footnote on page 3 for more information about Lipper Inc.

----------------------------------------------------------------------
  PER SHARE DIVIDEND INFORMATION--SIX MONTHS ENDED 6/30/01
----------------------------------------------------------------------
Income dividends                                              $0.2800
Short-term capital gain dividends                                  --
Long-term capital gain dividends                                   --
                                                              -------
Total 2001 dividends through 6/30/01                          $0.2800
                                                              =======
----------------------------------------------------------------------

--------------------------------------------------------------------------------
4

  REVIEW OF ECLIPSE BALANCED FUND
  EBALX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the six months ended June 30, 2001, the equity market suffered substantial setbacks particularly among technology stocks. Part of the difficulty was strong evidence that the rate of economic growth was slowing. The U.S. gross domestic product, which increased 8.3% in the fourth quarter of 1999, slowed to just 1.0% in the fourth quarter of 2000. Although that figure improved slightly during the first quarter of 2001, many companies found the transition into a slower-growth economy difficult. Some were forced to lower their profit projections, miss earnings estimates, or lay off workers.

Concerned that the economic slowdown might lead to a recession, the Federal Reserve began to take action early in 2001. During the first six months of the year, the Fed lowered the targeted federal funds rate six times--for a total of 2.75%. Although the easing moves may eventually have a positive effect, many corporations are still in the process of adjusting to new market fundamentals.

Bond prices generally benefited from lower interest rates and a steeper yield curve during the reporting period. Among corporate issuers, credit quality remained an ongoing concern, as companies reassessed their prospects in a slower-growth economy.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, Eclipse Balanced Fund returned 3.40%. This compared favorably with the -2.54% return of the average Lipper(1) balanced fund over the same period. The Fund also outperformed the -1.96% return of the Russell Midcap(R) Index(2) and the -6.70% return of the S&P 500 Index(3) for the first six months of 2001.

The Fund was rated four stars overall out of 4,473 domestic equity funds by Morningstar(4) as of June 30, 2001. The Fund was rated three stars out of 4,473 domestic equity funds for the three-year period, three stars out of 2,722 domestic equity funds for the five-year period, and four stars out of 864 domestic equity funds for the 10-year period then ended.

INVESTMENT STRATEGIES

The Fund maintained an asset allocation of approximately 60% in equities and 40% in income securities throughout the reporting period. Using a quantitative approach to stock selection based on relative valuation and strong current operating results, the Fund's holdings included both strong and weak performers.

Toys 'R' Us benefited from a new management team and improved toy-store configuration. PPL Corp. advanced with the growing demand for power in the areas it serves. Hormel Foods, an international meat and food-products company, grew its earnings during the reporting period. Apollo Group outpaced its earnings projections, and International Game Technology, a leader in slot machines and related technologies, advanced on strong demand in the gaming industry. All of these names contributed positively to the performance of the equity portion of the Fund during the reporting period.

Not all stocks did as well, however. Aetna and Health Net were both purchased in the first quarter of 2001 and both faced higher-than-expected medical costs that led to disappointing results. As companies began to lay off workers, Manpower, a large employment services organization, faced weaker demand and competitive pricing pressures. Each of these names detracted from the performance of the equity portion of the Fund during the first six months of 2001.

PURCHASES AND SALES

The Fund purchased shares of family retailer Abercrombie & Fitch, which benefited from a strong women's-wear market. Express Scripts, a large independent pharmacy manager, was purchased during the reporting period and performed well on rising sales and capital-structure improvements.

The Fund also benefited from the sale of its position in RadioShack when we saw declining fundamentals in the stock. Since the sale came before the company adjusted its earnings forecast downward, it had a positive impact on the Fund's performance. Concerned that gas and electric utility KeySpan was becoming overvalued relative to its peers, we sold the stock at a profit for the Fund during the period.


--------------------------------------------------------------------------------

SECTOR SHIFTS

The equity portion of the Fund has similar investment characteristics to the Russell Midcap Index, and investments are chosen on the basis of their individual characteristics. During the reporting period names like Black & Decker and Fortune Brands helped increase the Fund's relative weighting in consumer durables. Strong performance by AmeriSource Health contributed to a higher weighting in distribution services, and advances at Lehman Brothers and Loews helped the Fund's financial stocks turn in strong performance. During the first six months of 2001, the Fund took profits in existing overweighted holdings among consumer nondurables, which decreased the Fund's weighting in that sector.

As of June 30, 2001, the equity portion of the Fund was overweighted in consumer nondurables and finance relative to the Russell Midcap Index. By the end of the reporting period, the Fund's value orientation led to an underweighted position in electronic technology and health technology relative to the Russell Midcap Index. Being overweighted in consumer nondurables and underweighted in technology proved beneficial to the Fund's results.

INCOME SECURITIES

In the income portion of the Fund, we maintained a medium duration and used bottom-up credit analysis to select appropriate corporate and government securities. As interest rates fell and the yield curve steepened, bond prices fared relatively well over the first six months of 2001. Using laddered maturities, we sought to reduce the hazards associated with reinvestment risk. We believe the Fund's focus on minimizing risk in the bond portion of its portfolio helped performance during a period when the stock market was particularly volatile.

LOOKING AHEAD

We believe that our bottom-up approach to investing can help us locate undervalued stocks with the potential to advance. We will also continue to apply various techniques to manage risks in the bond markets. While no one can say for sure what will happen next, we believe that if the Federal Reserve continues its bias toward easing, corporations may benefit from less expensive access to capital. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

Wesley G. McCain
Joan M. Sabella
Portfolio Managers
New York Life Investment Management LLC

---------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
2 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
3 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
4 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.


--------------------------------------------------------------------------------
6

-------------------------------------------------------
                                           % OF ENTIRE
   LARGEST INDUSTRY HOLDINGS--6/30/01       PORTFOLIO
-------------------------------------------------------
Insurance                                      8.11%
Retail                                         6.50
Federal Agencies                               6.29
Food                                           5.95
Banks                                          5.88
-------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                 PERFORMANCE AND RISK DATA
                   PERIODS ENDING 6/30/01
                                                                          ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR   5 YEARS   10 YEARS   RISK(2)   RETURN/RISK
-----------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund(3,4)                                     16.02%   10.41%    11.76%       7.9        1.5
Lipper Balanced Fund Index(5)                                  -1.05    10.48     11.13        8.3        1.3
Merrill Lynch Corporate & Govt 1-9.99 Years Bond Index(6)      10.98     7.02      7.35        3.0        2.4
Standard & Poor's 500 Index                                   -14.83    14.48     15.10       13.8        1.1
3-Month Treasury Bill                                           5.89     5.40      4.99        0.3       16.1

---------------
Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception date was 5/1/89; its annualized return from inception through 6/30/01 was 10.87%.
4 Net of management fee waived equivalent to 0.8% of average net assets from
  1989 through 1992, 0.5%, 0.4%, 0.3%, 0.2%, 0.2%, and 0.1% from 1993 through
  1998, respectively. Returns are also after reimbursed expenses equivalent to 0.84% of average net assets in 1989 and 0.05% of average net assets in 1990.
5 After all expenses.
6 The Merrill Lynch Corporate & Government 1-9.99 Years Bond Index is an
  unmanaged market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding. Total returns include reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
        ECLIPSE BALANCED FUND WITH INCOME REINVESTED (5/1/89 TO 6/30/01)

[Growth of a Hypothetical $10,000 Investment Graph]

                                                                      ECLIPSE BALANCED              LIPPER BALANCED FUND INDEX
                                                                      ----------------              --------------------------
Apr-89                                                                     10000                              10000
Dec-89                                                                     10446                              11139
Dec-90                                                                     10598                              11212
Dec-91                                                                     12814                              14108
Dec-92                                                                     14353                              15160
Dec-93                                                                     16802                              16974
Dec-94                                                                     16802                              16626
Dec-95                                                                     20666                              20766
Dec-96                                                                     23333                              23477
Dec-97                                                                     28793                              28244
Dec-98                                                                     31104                              32505
Dec-99                                                                     30991                              35422
Dec-00                                                                     33980                              36271
Jun-01                                                                     35137                              35664

Past performance is no guarantee of future results.

The Lipper Balanced Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividends reinvested and do not reflect any deduction of sales charges. You cannot invest directly in an index.

---------------------------------------------------------------------
  PER SHARE DIVIDEND INFORMATION--SIX MONTHS ENDED 6/30/01
---------------------------------------------------------------------
Income dividends                                              $0.2800
Short-term capital gain dividends                                  --
Long-term capital gain dividends                                   --
                                                              -------
Total 2001 dividends through 6/30/01                          $0.2800
                                                              =======
---------------------------------------------------------------------

--------------------------------------------------------------------------------
8

  REVIEW OF ECLIPSE MID CAP VALUE FUND
  ECGIX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first six months of 2001, the equity markets saw considerable volatility. Technology stock prices tumbled in the first quarter of 2001, leading many observers to conclude that the technology bubble had finally burst. As the economy slowed, corporate profits weakened, particularly in the technology sector. Other industries also suffered setbacks during the reporting period.

Fearing that the economic slowdown might lead to a recession, the Federal Reserve moved aggressively to lower interest rates beginning early in 2001. In six successive moves, the targeted federal funds rate was lowered from 6.50% at the start of the year to 3.75% at the end of June. This 275 basis point easing should help support the equity markets over the short term and may help stimulate the economy over longer periods.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, Eclipse Mid Cap Value Fund returned 2.66%. This compared favorably with the 1.36% return of the average Lipper(1) multi-cap value fund over the same period. The Fund outperformed the -1.96% return of Russell Midcap(R) Index(2) and the -6.70% return of the S&P 500 Index(3) but underperformed the 3.26% return of the Russell Midcap(R) Value Index(4) for the first six months of 2001.

The Fund consistently invests in stocks that the portfolio managers believe are relatively undervalued and have attractive current operating characteristics. The Fund was able to outperform its peers because in recent months, many market participants have been attracted to the types of companies that fit the Fund's investment profile.

SIGNIFICANT CONTRIBUTORS TO FUND PERFORMANCE

The Fund does not select securities based on the sectors they're in, nor does it consider the stories behind various companies. Instead, it individually selects securities using a "bottom-up" quantitative approach that focuses on each stock's relative valuation and the company's actual operating results.

One of the significant positive contributors to the Fund's performance was Networks Associates, a company that supplies security and availability solutions for e-businesses. During the reporting period, the company benefited from new accounting policies, reduced expenses, and a concentrated focus on core antivirus products.

Other positive contributors included Hormel Foods, Midway Games, Toys 'R' Us, and International Game Technology. Hormel Foods benefited from new products, broader distribution, and higher sales and margins. Midway Games, which produces interactive entertainment software, advanced when Wall Street responded favorably to the company's efforts to cut expenses and eliminate unprofitable products. Toys 'R' Us benefited from a new management team and aggressive repositioning. International Game Technology, a computerized casino gaming-systems manufacturer, saw growth in both short- and long-term revenues. The company also receives a portion of the profits from its games.

Not all of the Fund's holdings had positive results. EOG Resources is an oil and gas company that suffered from exposure to volatile natural gas prices. Recent price declines appear to be commodity related. WellPoint Health Networks is a managed care company that has strong operations, but its stock price suffered when the market reacted negatively to recent legislation favoring patients rights. Manpower is a major provider of employment services through offices worldwide. A slowing global economy reduced demand for the company's services, and European operations were hurt by currency translations. We continue to hold the stock, since the company is seeking to broaden its business through strategic acquisitions.

SECTOR RESULTS AND WEIGHTINGS

Since the Fund's portfolio contains over 100 stocks, it is widely diversified by issuer and industry. Our bottom-up selection approach may sometimes lead to concentrations in various economic sectors. During the reporting period, the Fund added to positions in the consumer-durables, distribution-services, and retail-trade sectors and reduced its technology holdings. Strong performance in the retail-trade and


--------------------------------------------------------------------------------
consumer-services sectors contributed positively to the Fund's performance.

As of June 30, 2001, the Fund was overweighted relative to the Russell Midcap Index in consumer durables, consumer nondurables, and health services. At the end of the reporting period, the Fund was underweighted in technology. Being overweighted in consumer durables and underweighted in technology contributed positively to the Fund's relative performance during the reporting period.

LOOKING AHEAD

Over the near term, we anticipate that corporate profit growth will remain moderate, which we believe will encourage a more tempered approach to the stock market. Over the longer term, we believe that lower interest rates may encourage a better investment environment. We will continue to look for relatively undervalued companies with strong operating results. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

Wesley G. McCain
Kathy O'Connor
Portfolio Managers
New York Life Investment Management LLC

---------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
2 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
3 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
4 The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

---------------------------------------------------------
LARGEST INDUSTRY HOLDINGS--6/30/01  % OF ENTIRE PORTFOLIO
---------------------------------------------------------
Retail                                          7.59%
Insurance                                       6.65
Health Care--Miscellaneous                      6.41
Food                                            5.25
Tobacco                                         4.58
---------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PERFORMANCE AND RISK DATA
PERIODS ENDING 6/30/01
                                                                 ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR      5 YEARS      RISK(2)      RETURN/RISK
---------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(3,4)                                14.72%      12.40%       16.0             0.8
Russell Midcap Index                                            0.96       14.24        17.3             0.8
Standard & Poor's 500 Index                                   -14.83       14.48        17.3             0.8
3 Month Treasury Bill                                           5.89        5.40         0.2            23.5

---------------
Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception date was 12/27/94; its annualized total return from inception through 6/30/01 was 14.86%.
4 Net of management fee waived and after expense reimbursement by manager:
  0.95%, 0.67%, 0.16%, and 0.06% of average net assets from 1995 through 1998, respectively.

--------------------------------------------------------------------------------
10

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
    ECLIPSE MID CAP VALUE FUND WITH INCOME REINVESTED (12/27/94 TO 6/30/01)

[Growth of a Hypothetical $10,000 Investment Graph]

                                                                   ECLIPSE MID CAP VALUE               RUSSELL MIDCAP INDEX
                                                                   ---------------------               --------------------
Dec-94                                                                     10000                              10000
Dec-95                                                                     12682                              13446
Dec-96                                                                     15523                              16000
Dec-97                                                                     20562                              20643
Dec-98                                                                     22690                              22729
Dec-99                                                                     22697                              26874
Dec-00                                                                     24021                              29092
Jun-01                                                                     24659                              28522

Past performance is no guarantee of future results.

See footnote on page 10 for more information on the Russell Midcap Index.

----------------------------------------------------------------------
  PER SHARE DIVIDEND INFORMATION--SIX MONTHS ENDED 6/30/01
----------------------------------------------------------------------
The Fund did not pay income dividends or capital gain dividends through 6/30/01.
----------------------------------------------------------------------

--------------------------------------------------------------------------------

  REVIEW OF ECLIPSE SMALL CAP VALUE FUND
  EEQFX

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first six months of 2001, the equity markets saw considerable volatility. Technology stock prices tumbled in the first quarter of 2001, leading many observers to conclude that the technology bubble had finally burst. As the economy slowed, corporate profits weakened, particularly in the technology sector. Other industries also suffered setbacks during the reporting period.

Fearing that the economic slowdown might lead to a recession, the Federal Reserve moved aggressively to lower interest rates beginning early in 2001. In six successive moves, the targeted federal funds rate was lowered from 6.50% at the start of the year to 3.75% at the end of June. This 275 basis point easing should help support the equity markets over the short term and may help stimulate the economy over longer periods.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, Eclipse Small Cap Value Fund returned 14.55%. This was below the 14.81% return of the average Lipper(1) small-cap value fund over the same period. The Fund outperformed the 6.94% return of Russell 2000(R) Index(2) and the 12.78% return of the Russell 2000(R) Value Index(3) for the first six months of 2001.

The Fund consistently invests in stocks that the portfolio managers believe are relatively undervalued and have attractive current operating characteristics. The Fund was able to outperform its benchmark because in recent months, many market participants have been attracted to the types of companies that fit the Fund's investment profile.

SIGNIFICANT CONTRIBUTORS TO FUND PERFORMANCE

The Fund does not select securities based on the sectors they're in, nor does it consider the stories behind various companies. Instead, it individually selects securities using a "bottom-up" quantitative approach that focuses on each stock's relative valuation and the company's actual operating results.

One significant positive contributor to the Fund's results for the first half of 2001 was Fleming, which distributes food and general merchandise to supermarkets and grocery stores. The company benefited by reducing expenses, increasing efficiency, establishing long-term supply agreements, and making strategic acquisitions and divestitures, all of which strengthened profitability and helped the stock advance.

Headwaters is a synthetic fuel manufacturer. Its stock benefited from a strategic acquisition, a share-repurchase announcement, and the company's inclusion in the Russell 2000 Index as of June 30, 2001. The Fund purchased the stock in the first quarter of the year, based on relative valuation and an improving profit outlook.

Other strong performers included Landry's Restaurants, MTR Gaming Group, and EMCOR Group. Landry's Restaurants did well as interest rates declined, sales strengthened, and a strategic acquisition helped the company achieve better-than-expected results. MTR Gaming Group, which owns and operates various resorts, inns, and casinos, benefited from aggressive marketing of its expanding operations. EMCOR Group, a mechanical and electrical construction and facilities-services company, advanced on higher demand as power production became a national priority during the reporting period.

Unfortunately, not all of the Fund's holdings had a positive impact on performance. Carter-Wallace--which manufactures and sells toiletries, proprietary drugs, pharmaceuticals, diagnostic specialties, and pet products--agreed to split into two business units, which appeared to be a positive development. The stock suffered, however, when shareholders were disappointed by the total transaction price.

The stock of Frontier Airlines, a low-fare, full-service commercial carrier, performed poorly when the company reported lower-than-expected profits. Standard Microsystems, a semiconductor and integrated circuit company, also provided disappointing results for the Fund as the company grappled with a weak business cycle in its industry.

SECTOR RESULTS AND WEIGHTINGS

The Fund's portfolio is widely diversified by issuer and industry. Our bottom-up selection process may sometimes lead to concentrations in various economic sectors. During the reporting period, the Fund

--------------------------------------------------------------------------------
12
added to positions in the finance sector to end the reporting period overweighted in financial stocks relative to the Russell 2000 Index. The Fund reduced positions in the technology sector, to an underweighted position relative to the benchmark as of June 30, 2001. Both of these positioning moves had a positive impact on the Fund's results. Compared to holdings in other sectors, financial stocks had the greatest positive impact on the Fund's performance.

LOOKING AHEAD

Over the near term, we anticipate that corporate profit growth will remain moderate, which we believe will encourage a more tempered approach to the stock market. Over the longer term, we believe that lower interest rates may encourage a better investment environment. We will continue to look for relatively undervalued small-capitalization companies with strong operating results. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

Wesley G. McCain
Kathy O'Connor
Portfolio Managers
New York Life Investment Management LLC

---------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL
 VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
1 Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
2 The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
3 The Russell 2000(R) Value index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

-------------------------------------------------------
LARGEST INDUSTRY HOLDINGS--6/30/01      % OF PORTFOLIO
-------------------------------------------------------
Banks                                        11.33%
Oil & Gas Services                            9.35
Real Estate Investment/Management             6.43
Insurance                                     4.75
Retail                                        4.09
-------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AND RISK DATA
PERIODS ENDING 6/30/01
                                                                                ANNUALIZED TOTAL RETURN(1)
                                                              1 YEAR      5 YEARS      10 YEARS      RISK(2)      RETURN/RISK
-----------------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(3,4)                               8.64%      11.09%       12.90%        14.0            0.9
Lipper Small Cap Value Fund Index(5)                           27.77       12.33        13.99         12.6            1.1
Standard & Poor's Small Cap 600 Index                          11.12       12.52        14.27         16.9            0.8
Russell 2000 Index                                              0.66        9.62        13.50         16.9            0.8
Standard & Poor's 500 Index                                   -14.83       14.48        15.10         13.8            1.1
3 Month Treasury Bill                                           5.89        5.40         4.99          0.3           16.1

---------------
Treasury bills are guaranteed by the full faith and credit of the United States government as to the timely payment of principal and interest. Stocks are not guaranteed.
1 With income reinvested.
2 Annualized standard deviation of monthly return.
3 The Fund's inception date was 1/12/87; its annualized total return from inception through 6/30/01 was 10.79%.
4 Net of management fee waived in 1987 and for the six months ended 6/30/01 equivalent to 0.1% of average net assets.
5 After all expenses.


--------------------------------------------------------------------------------

                 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT IN
    ECLIPSE SMALL CAP VALUE FUND WITH INCOME REINVESTED (1/12/87 TO 6/30/01)

              [Growth of a Hypothetical $10,000 Investment Graph]

                                                                  ECLIPSE SMALL CAP VALUE               RUSSELL 2000 INDEX
                                                                  -----------------------               ------------------
Jan-87                                                                     10000                              10000
Dec-87                                                                      9725                               9120
Dec-88                                                                     10962                              11402
Dec-89                                                                     12761                              13255
Dec-90                                                                     11020                              10674
Dec-91                                                                     14456                              15588
Dec-92                                                                     17258                              18458
Dec-93                                                                     20196                              21943
Dec-94                                                                     19238                              21544
Dec-95                                                                     23027                              27677
Dec-96                                                                     29905                              32241
Dec-97                                                                     39864                              39450
Dec-98                                                                     41219                              38445
Dec-99                                                                     42476                              46618
Dec-00                                                                     38467                              45209
Jun-01                                                                     44065                              48344

Past performance is no guarantee of future results.

See footnote on page 13 for more information about the Russell 2000 Index.

----------------------------------------------------------------------
  PER SHARE DIVIDEND INFORMATION--SIX MONTHS ENDED 6/30/01
----------------------------------------------------------------------
The Fund did not pay income dividends or capital gain dividends through 6/30/01.
----------------------------------------------------------------------


--------------------------------------------------------------------------------
14

    STATEMENT OF NET ASSETS -- JUNE 30, 2001 -- (UNAUDITED)  ECLIPSE ULTRA SHORT
                                                                TERM INCOME FUND
--------------------------------------------------------------------------------
                          U.S. CORPORATE BONDS 74.80%

                                   FACE         VALUE
                                  AMOUNT      (NOTE 1)
AUTO LEASES 2.98%
Ford Motor Credit Company
  Notes, 5.125%, due 10/15/01    $100,000    $  101,316
Ford Motor Credit Company
  Notes, 6.50%, due 02/28/02      100,000       100,273
                                             ----------
                                                201,589
                                             ----------
BANKS 1.51%
Chase Manhattan Corporation
  Notes, 8.50%, due 02/15/02      100,000       102,478
                                             ----------
BEVERAGES 2.96%
Coca-Cola Enterprises Inc.
  Notes, 6.375%, due 08/01/01     200,000       200,323
                                             ----------
CHEMICALS 6.40%
Air Products & Chemicals, Inc.
  Sr. Notes, 8.35%, due
  01/15/02                        225,000       228,823
du Pont (E.I.) de Nemours & Co.
  Notes, 6.50%, due 09/01/02      200,000       204,321
                                             ----------
                                                433,144
                                             ----------
ELECTRIC POWER COMPANIES 2.25%
Cincinnati Gas & Electric
  Company Notes, 6.45%, due
  02/15/04                        150,000       151,906
                                             ----------
FINANCE 20.58%
American Express Company Notes,
  8.50%, due 08/15/01              80,000        80,399
Associates Corp. of North
  America Notes, 5.875%, due
  07/15/02                         75,000        76,188
Associates Corp. of North
  America Notes (V.R.), 4.549%,
  due 05/08/03                    200,000       200,430
Beneficial Corporation Notes,
  6.575%, due 12/16/02            175,000       178,569
Discover Card Master Trust I
  Notes, 5.65%, due 11/16/04      150,000       151,838
Fleet Credit Card Master Trust
  Notes (V.R.), 4.21%, due
  11/15/05                        200,000       200,533
General Electric Capital
  Corporation Notes, 5.375%,
  due 04/23/04                    200,000       201,270
International Business Machine
  Credit Corporation Notes,
  6.45%, due 11/12/02             100,000       102,087
Transamerica Finance
  Corporation Sr. Notes, 7.50%,
  due 09/14/01                    200,000       201,132
                                             ----------
                                              1,392,446
                                             ----------
FOOD 1.50%
Campbell Soup Company Notes,
  6.15%, due 12/01/02             100,000       101,436
                                             ----------

                                   FACE         VALUE
                                  AMOUNT      (NOTE 1)
HARDWARE & TOOLS 2.98%
Stanley Works Notes, 5.75%, due
  03/01/04                       $200,000    $  201,582
                                             ----------
HEALTH CARE -- MISCELLANEOUS 6.60%
Abbott Laboratories Notes,
  5.60%, due 10/01/03             190,000       193,177
Warner-Lambert Company Notes,
  5.75%, due 01/15/03             250,000       253,142
                                             ----------
                                                446,319
                                             ----------
INSURANCE 0.53%
Marsh & McLennan Co's., Inc.
  Sr. Notes, 6.625%, due
  06/15/04                         35,000        35,963
                                             ----------
INVESTMENT BANK/BROKERAGE 3.01%
Merrill Lynch & Co., Inc.
  Notes, 6.00%, due 02/12/03      200,000       203,561
                                             ----------
METALS 1.79%
Phelps Dodge Corporation Notes,
  7.75%, due 01/01/02             120,000       121,439
                                             ----------
PAPER & FOREST PRODUCTS 2.99%
Mead Corporation (The) Notes,
  6.60%, due 03/01/02             200,000       202,391
                                             ----------
PERSONAL LOANS 1.51%
American General Finance
  Corporation Notes, 6.25%, due
  12/18/02                        100,000       102,075
                                             ----------
RAILROADS 4.51%
Norfolk Southern Corporation
  Notes, 6.95%, due 05/01/02      150,000       152,601
Union Pacific Corporation
  Notes, 7.875%, due 02/15/02     150,000       152,734
                                             ----------
                                                305,335
                                             ----------
RETAIL 3.01%
Wal-Mart Stores, Inc. Notes,
  6.75%, due 05/15/02             200,000       203,860
                                             ----------
TELECOMMUNICATIONS 9.69%
AT&T Corporation Notes, 6.50%,
  due 09/15/02                    100,000       101,597
Sprint Capital Corporation
  Notes, 6.50%, due 11/15/01      200,000       201,554
US West Communications, Inc.
  Notes, 6.375%, due 10/15/02     150,000       151,968
WorldCom, Inc. Notes, 6.125%,
  due 08/15/01                    200,000       200,234
                                             ----------
                                                655,353
                                             ----------
Total U.S. Corporate Bonds
  (Cost $5,002,328)                          $5,061,200
                                             ----------


--------------------------------------------------------------------------------

ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------
                            FEDERAL AGENCIES 20.52%


                                  FACE         VALUE
                                 AMOUNT       (NOTE 1)
Federal Home Loan Bank,
  (V.R.), 4.445%, due 11/23/01  $250,000    $   250,035
Federal Home Loan Bank, 6.00%,
  due 08/15/02                   300,000        306,073
Federal Home Loan Bank, 5.63%,
  due 09/02/03                   250,000        254,110
Federal Home Loan Bank, 5.08%,
  due 10/20/03                   225,000        226,002

                                  FACE         VALUE
                                 AMOUNT       (NOTE 1)
Federal National Mortgage
  Association, 6.52%, due
  09/05/02                      $100,000    $   102,327
Student Loan Marketing
  Association (V.R.), 3.901%,
  due 09/10/01                   250,000        250,030
                                            -----------
Total Federal Agencies (Cost
  $1,384,328)                               $ 1,388,577
                                            -----------

                          SHORT-TERM INVESTMENTS 2.96%

                                   FACE         VALUE
                                  AMOUNT      (NOTE 1)
CERTIFICATES OF DEPOSIT 2.96%
Louisville Community
  Development Bank, 6.00%, due
  04/08/02                       $100,000    $  100,000
Self Help Credit Union, 6.11%,
  due 03/19/02                    100,000       100,000
                                             ----------
                                             $  200,000
                                             ----------

                                                VALUE
                                              (NOTE 1)
Total Short-Term Investments
  (Cost $200,000)                            $  200,000
                                             ----------



Total Investments (98.28%)
  (Cost $6,586,656+)                         $6,649,777
Other Assets (1.99%)
Cash                                             17,944
Interest Receivable                             111,430
Expense Reimbursement                             5,357
                                             ----------
Total Assets                                  6,784,508
                                             ----------
Liabilities (0.27%)
Accrued Expenses                                 18,017
                                             ----------
Total liabilities                                18,017
                                             ----------
Net Assets (100.00%) 684,502
  shares outstanding (Note 3)                $6,766,491
                                             ==========
Net Asset Value, offering and
  redemption price per share                      $9.89
                                             ==========

+ The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $65,140 and $2,019, respectively.

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
16

* NON-INCOME PRODUCING.

  STATEMENT OF NET ASSETS -- JUNE 30, 2001 -- (UNAUDITED)  ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------
                              COMMON STOCKS 58.69%

                                               VALUE
                                SHARES        (NOTE 1)
AEROSPACE/DEFENSE 1.02%
Boeing Company (The)              11,900    $   661,640
                                            -----------
AIRLINES 1.08%
Continental Airlines, Inc.*        8,000        394,000
Delta Air Lines, Inc.              6,900        304,152
                                            -----------
                                                698,152
                                            -----------
AUTOMOBILES 0.38%
AutoNation, Inc.*                 21,000        243,600
                                            -----------
BANKS 2.28%
Golden West Financial
  Corporation                      4,200        269,808
KeyCorp                           24,200        630,410
UnionBanCal Corporation           16,900        569,530
                                            -----------
                                              1,469,748
                                            -----------
BUILDING MATERIALS 0.46%
Sherwin-Williams Company          13,400        297,480
                                            -----------
COMMERCIAL & CONSUMER SERVICES 1.31%
Apollo Group, Inc.*               11,150        473,318
Manpower, Inc.                    12,600        376,740
                                            -----------
                                                850,058
                                            -----------
COMPUTER SOFTWARE & SERVICES 1.09%
Adobe Systems Inc.                 2,600        122,200
Networks Associates, Inc.*        29,000        361,050
Oracle Corporation*               11,500        218,500
                                            -----------
                                                701,750
                                            -----------
COMPUTER SYSTEMS 0.19%
Compaq Computer Corporation        7,900        122,371
                                            -----------
COSMETICS/PERSONAL CARE 0.68%
Avon Products, Inc.                3,200        148,096
Gillette Company (The)            10,100        292,799
                                            -----------
                                                440,895
                                            -----------
ELECTRIC POWER COMPANIES 2.66%
DPL Inc.                          13,800        399,648
Entergy Corporation               10,000        383,900
Exelon Corporation                 2,700        173,124
PPL Corporation                    6,800        374,000
UtiliCorp United, Inc.            12,700        387,985
                                            -----------
                                              1,718,657
                                            -----------
ELECTRONICS -- COMPONENTS 0.22%
Cirrus Logic, Inc.*                6,200        142,786
                                            -----------

                                               VALUE
                                SHARES        (NOTE 1)
ELECTRONICS -- SEMICONDUCTORS 0.23%
Novellus Systems, Inc.*            2,600    $   147,654
                                            -----------
FINANCE 1.97%
Heller Financial, Inc.            10,600        424,000
MBIA, Inc.                        11,700        651,456
PMI Group, Inc. (The)              2,700        196,182
                                            -----------
                                              1,271,638
                                            -----------
FOOD 3.97%
Hershey Foods Corporation         10,200        629,442
Hormel Foods Corporation          33,400        812,956
Tyson Foods, Inc.                 45,400        418,134
Wrigley (Wm.), Jr. & Co.          15,000        702,750
                                            -----------
                                              2,563,282
                                            -----------
FOOD & HEALTH CARE DISTRIBUTORS 2.90%
AmeriSource Health
  Corporation                     13,900        768,670
Bergen Brunswig Corporation       32,000        615,040
McKesson HBOC, Inc.               13,200        489,984
                                            -----------
                                              1,873,694
                                            -----------
HARDWARE & TOOLS 0.84%
Black & Decker Corporation
  (The)                           13,700        540,602
                                            -----------
HEALTH CARE -- HMOS 2.25%
Aetna Inc.                         9,900        256,113
Unitedhealth Group, Inc.          13,200        815,100
WellPoint Health Networks
  Inc.*                            4,100        386,384
                                            -----------
                                              1,457,597
                                            -----------
HEALTH CARE -- MISCELLANEOUS 4.44%
Bristol-Myers Squibb Company      10,200        533,460
Caremark Rx, Inc.*                15,400        253,330
Express Scripts, Inc.*            14,800        814,444
Health Net, Inc.*                 18,900        328,860
HEALTHSOUTH Corporation*          24,700        394,459
Oxford Health Plans, Inc.*        12,900        368,940
PacifiCare Health Systems,
  Inc.*                           10,900        177,670
                                            -----------
                                              2,871,163
                                            -----------
HOMEBUILDING 0.58%
Lennar Corporation                 9,000        375,300
                                            -----------
HOUSEHOLD -- FURNISHINGS & APPLIANCES
  0.34%
Maytag Corporation                 7,500        219,450
                                            -----------

--------------------------------------------------------------------------------

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------


                                               VALUE
                                SHARES        (NOTE 1)
HOUSEWARES 1.78%
Fortune Brands, Inc.              15,900    $   609,924
Newell Rubbermaid Inc.            21,600        542,160
                                            -----------
                                              1,152,084
                                            -----------
INSURANCE 5.51%
Allstate Corporation (The)         5,500        241,945
Conseco, Inc.                     18,500        252,525
Everest Re Group Ltd.              6,600        493,680
Loews Corporation                  9,900        637,857
MGIC Investment Corporation        3,800        276,032
Old Republic International
  Corporation                     10,200        295,800
PartnerRe Ltd.                     7,600        421,040
Torchmark Corporation             13,500        542,835
XL Capital Ltd.                    4,900        402,290
                                            -----------
                                              3,564,004
                                            -----------
INVESTMENT BANK/BROKERAGE 3.02%
Bear Stearns Companies Inc.
  (The)                            2,702        159,337
Edwards (A.G.), Inc.               6,500        292,500
Federated Investors, Inc.         16,500        531,300
Lehman Brothers Holdings,
  Inc.                             8,800        684,200
Waddell & Reed Financial,
  Inc.                             9,000        285,750
                                            -----------
                                              1,953,087
                                            -----------
LEISURE TIME 0.97%
International Game
  Technology                      10,000        627,500
                                            -----------
MANUFACTURING 0.30%
American Standard Companies
  Inc.*                            3,200        192,320
                                            -----------
NATURAL GAS DISTRIBUTORS &
  PIPELINES 1.20%
Sempra Energy                     28,400        776,456
                                            -----------
OIL & GAS SERVICES 0.93%
EOG Resources, Inc.               16,900        600,795
                                            -----------
OIL -- INTEGRATED DOMESTIC 0.96%
Sunoco, Inc.                      17,000        622,710
                                            -----------
RAILROADS 1.23%
Burlington Northern Santa Fe
  Corporation                     26,400        796,488
                                            -----------

                                               VALUE
                                SHARES        (NOTE 1)
REAL ESTATE INVESTMENT/ MANAGEMENT 1.46%
Archstone Communities Trust       15,300    $   394,434
Crescent Real Estate
  Equities Company                16,100        395,577
Equity Office Properties
  Trust                            4,900        154,987
                                            -----------
                                                944,998
                                            -----------
RESTAURANTS 1.27%
Brinker International, Inc.*       6,050        156,392
Darden Restaurants, Inc.          11,800        329,220
Tricon Global Restaurants,
  Inc.*                            7,700        338,030
                                            -----------
                                                823,642
                                            -----------
RETAIL 5.29%
Abercrombie & Fitch Company*      12,700        565,150
American Eagle Outfitters,
  Inc.                             7,400        260,776
AutoZone, Inc.*                   10,700        401,250
CDW Computer Centers, Inc.*        5,300        210,463
Kmart Corporation*                13,500        154,845
Office Depot, Inc.*               43,900        455,682
TJX Companies, Inc.               11,800        376,066
Toys 'R' Us, Inc.*                17,500        433,125
Walgreen Co.                       3,100        105,865
Winn-Dixie Stores, Inc.           17,600        459,888
                                            -----------
                                              3,423,110
                                            -----------
SHOES 1.13%
NIKE, Inc. Class B                17,400        730,626
                                            -----------
SPECIALIZED SERVICES 1.54%
Block (H&R), Inc.                 12,600        813,330
Robert Half International
  Inc.*                            7,300        181,697
                                            -----------
                                                995,027
                                            -----------
TOBACCO 3.21%
Philip Morris Companies
  Inc.                            14,000        710,500
Reynolds (R.J.) Tobacco
  Holdings, Inc.                  10,800        589,680
UST Inc.                          26,800        773,448
                                            -----------
                                              2,073,628
                                            -----------
Total Common Stocks (Cost
  $33,937,805)                              $37,943,992
                                            -----------


--------------------------------------------------------------------------------
18
                                                         * NON-INCOME PRODUCING.

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------


                          U.S. CORPORATE BONDS 32.55%

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
AEROSPACE/DEFENSE 0.80%
Boeing Co. Notes, 6.35%, due
  06/15/03                    $  500,000    $   516,195
                                            -----------
AUTO LEASES 1.61%
Ford Motor Credit Company
  Notes, 7.50%, due 06/15/03     500,000        522,979
Ford Motor Credit Company
  Notes, 7.75%, due 03/15/05     500,000        520,040
                                            -----------
                                              1,043,019
                                            -----------
AUTOMOBILES 1.52%
General Motors Corporation
  Notes, 7.00%, due 06/15/03     700,000        722,511
General Motors Corporation
  Notes, 7.10%, due 03/15/06     250,000        257,405
                                            -----------
                                                979,916
                                            -----------
BANKS 3.60%
BankAmerica Corporation
  Notes, 7.125%, due
  03/01/09                       900,000        915,433
Morgan (J.P.) & Co. Inc.
  Notes, 6.25%, due 02/15/11     300,000        287,816
Norwest Corporation Notes,
  6.80%, due 05/15/02          1,100,000      1,125,223
                                            -----------
                                              2,328,472
                                            -----------
BEVERAGES 0.48%
Coca-Cola Enterprises, Inc.
  Notes, 7.875%, due
  02/01/02                       200,000        204,163
Coca-Cola Enterprises, Inc.
  Notes, 6.625%, due
  08/01/04                       100,000        103,362
                                            -----------
                                                307,525
                                            -----------
BUILDING MATERIALS 0.31%
Sherwin-Williams Company
  Notes, 6.85%, due 02/01/07     200,000        198,148
                                            -----------
CHEMICALS 0.19%
Engelhard Corporation Notes,
  7.00%, due 08/01/01            125,000        125,237
                                            -----------
COMPUTER SYSTEMS 0.48%
International Business
  Machine Corporation Notes,
  7.25%, due 11/01/02            300,000        309,494
                                            -----------

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
ELECTRIC POWER COMPANIES 2.42%
IES Utilities Inc. Sr.
  Notes, Series A, 6.625%,
  due 08/01/09                $1,500,000    $ 1,468,628
Potomac Electric Power
  Company Notes, 6.50%, due
  03/15/08                       100,000         97,961
                                            -----------
                                              1,566,589
                                            -----------
ELECTRICAL EQUIPMENT 0.43%
Emerson Electric Company
  Notes, 5.00%, due
  10/15/2008                     300,000        278,722
                                            -----------
ELECTRONICS -- SEMICONDUCTORS 0.32%
Rockwell International
  Corporation Notes, 6.625%,
  due 06/01/05                   200,000        203,953
                                            -----------
FINANCE 2.67%
Associates Corp. of North
  America Notes, 7.875%, due
  09/30/01                       100,000        100,890
Associates Corp. of North
  America Notes, 6.375%, due
  10/15/02                       100,000        102,211
Associates Corp. of North
  America Sr. Notes, 6.50%,
  due 08/15/02                   100,000        102,286
Commercial Credit Group Inc.
  Notes, 8.25%, due 11/01/01     200,000        202,629
Commercial Credit Group Inc.
  Notes, 6.375%, due
  09/15/02                       200,000        204,351
General Motors Acceptance
  Corporation Notes, 5.50%,
  due 12/15/01                   100,000        100,055
Household Finance
  Corporation Notes, 6.70%,
  due 06/15/02                   100,000        102,124
Household Finance
  Corporation Notes, 6.375%,
  due 08/01/10                   500,000        481,181
Norwest Financial, Inc. Sr.
  Notes, 6.85%, due 07/15/09     125,000        125,938
Pitney-Bowes Credit
  Corporation Notes, 6.625%,
  due 06/01/02                   200,000        204,026
                                            -----------
                                              1,725,691
                                            -----------


--------------------------------------------------------------------------------

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------


                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
FOOD 1.98%
Heinz (H.J.) Company Notes,
  6.875%, due 01/15/03        $  100,000    $   102,571
Sara Lee Corporation Notes,
  6.00%, due 01/15/08          1,200,000      1,176,821
                                            -----------
                                              1,279,392
                                            -----------
FOOD & HEALTH CARE DISTRIBUTORS 0.79%
Sysco Corporation Sr. Notes,
  6.50%, due 06/15/05            500,000        511,331
                                            -----------
HEALTH CARE -- DRUGS 0.38%
Lilly (Eli) & Company Notes,
  8.125%, due 12/01/01           250,000        254,195
                                            -----------
HEALTH CARE -- MISCELLANEOUS 0.62%
Warner-Lambert Company
  Notes, 6.625%, due
  09/15/02                       150,000        153,332
Warner-Lambert Company
  Notes, 6.00%, due 01/15/08     250,000        248,997
                                            -----------
                                                402,329
                                            -----------
HOUSEHOLD PRODUCTS 0.23%
Fort James Corporation
  Notes, 8.375%, due
  11/15/01                       150,000        151,555
                                            -----------
INSURANCE 2.60%
Loews Corporation Notes,
  6.75%, due 12/15/06            500,000        498,398
Marsh & McLennan Cos., Inc.
  Sr. Notes, 6.625%, due
  06/15/04                     1,000,000      1,027,521
Progressive Corporation
  Notes, 6.60%, due 01/15/04     150,000        152,869
                                            -----------
                                              1,678,788
                                            -----------
INVESTMENT BANK/BROKERAGE 1.67%
Lehman Brothers Inc. Sr.
  Notes, 7.625%, due
  06/01/06                       350,000        368,108
Merrill Lynch & Co., Inc.
  Notes, 7.00%, due 01/15/07     700,000        714,393
                                            -----------
                                              1,082,501
                                            -----------
MANUFACTURING 0.24%
Honeywell, Inc. Notes,
  7.125%, due 04/15/08           150,000        156,306
                                            -----------

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
OIL -- INTEGRATED DOMESTIC 0.63%
Exxon Capital Corporation
  Guaranteed Notes, 7.45%,
  due 12/15/01                $  300,000    $   304,731
Exxon Capital Corporation
  Guaranteed Notes, 6.625%,
  due 08/15/02                   100,000        102,679
                                            -----------
                                                407,410
                                            -----------
PAPER & FOREST PRODUCTS 2.46%
International Paper Company
  Notes, 6.125%, due
  11/01/03                       600,000        604,498
Union Camp Corporation
  Notes, 6.50%, due 11/15/07   1,000,000        984,939
                                            -----------
                                              1,589,437
                                            -----------
RESTAURANTS 0.40%
McDonald's Corporation Sr.
  Notes, 6.625%, due
  09/01/05                       255,000        259,691
                                            -----------
RETAIL 1.21%
Target Corporation Notes,
  5.95%, due 05/15/06            350,000        350,757
Wal-Mart Stores Inc. Notes,
  7.25%, due 06/01/13            400,000        430,271
                                            -----------
                                                781,028
                                            -----------
TELECOMMUNICATIONS 1.23%
BellSouth Telecommunications
  Notes, 5.875%, due
  01/15/09                       300,000        288,459
Carolina Telephone &
  Telegraph Notes, 6.75%,
  due 08/15/13                   100,000         95,592
Chesapeake & Potomac
  Telephone -- Virginia,
  Inc. Notes, 7.125%, due
  01/15/02                       300,000        304,632
Chesapeake & Potomac
  Telephone -- West
  Virginia, Inc. Notes,
  7.00%, due 08/15/04            100,000        103,554
                                            -----------
                                                792,237
                                            -----------


--------------------------------------------------------------------------------
20

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------


                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
TELEPHONE 3.12%
GTE North, Inc. Notes,
  Series F, 6.375%, due
  02/15/10                    $  500,000    $   489,995
New York Telephone Company
  Notes, 6.25%, due 02/15/04     150,000        153,165
New York Telephone Company
  Notes, 6.125%, due
  01/15/10                     1,000,000        966,380
Pacific Bell Notes, 7.25%,
  due 07/01/02                   300,000        307,980
Southwestern Bell Telephone
  Company Notes, 6.375%, due
  11/15/07                       100,000         99,734
                                            -----------
                                              2,017,254
                                            -----------

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
TOBACCO 0.16%
Philip Morris Companies Inc.
  Notes, 7.625%, due
  05/15/02                    $  100,000    $   102,105
                                            -----------
Total U.S. Corporate Bonds
  (Cost $21,075,731)                        $21,048,520
                                            -----------

                             FEDERAL AGENCIES 6.29%

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
Federal Home Loan Bank,
  6.21%, due 12/03/07         $  500,000    $   509,946
Federal Home Loan Mortgage
  Corporation, 6.50%, due
  01/15/12                       750,000        742,084
Federal National Mortgage
  Association, 6.50%, due
  03/18/08                       500,000        512,576
Federal National Mortgage
  Association, 6.50%, due
  11/25/13                     1,000,000        978,750

                                 FACE          VALUE
                                AMOUNT        (NOTE 1)
Government National Mortgage
  Association, 7.00%, due
  02/20/20                    $  333,357    $   334,916
Government National Mortgage
  Association, 6.50%, due
  08/20/25                     1,000,000        988,167
                                            -----------
Total Federal Agencies (Cost
  $4,045,770)                               $ 4,066,439
                                            -----------

--------------------------------------------------------------------------------

Total Investments (97.53%)
  (Cost $59,059,306+)                     $ 63,058,951
Other Assets (4.81%)
Cash                                         2,695,838
Dividends and Interest
  Receivable                                   417,081
                                          ------------
Total Assets                                66,171,870
                                          ------------
Liabilities (2.34%)
Payable for Securities
  Purchased                                  1,429,978
Fund Shares Redeemed                            29,680
Accrued Expenses                                58,946
                                          ------------
Total Liabilities                            1,518,604
                                          ------------
Net Assets (100.00%)
  3,044,571 shares
  outstanding (Note 3)                    $ 64,653,266
                                          ============
Net Asset Value, offering
  and redemption price per
  share                                         $21.24
                                          ============

+ The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $6,361,494 and $2,361,848, respectively.

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ECLIPSE MID CAP VALUE FUND  STATEMENT OF NET ASSETS -- JUNE 30,
2001 -- (UNAUDITED)
--------------------------------------------------------------------------------
                              COMMON STOCKS 91.62%

                                               VALUE
                                 SHARES       (NOTE 1)
AEROSPACE/DEFENSE 1.49%
Alliant Techsystems, Inc.*         4,050    $   364,095
Boeing Company (The)              10,600        589,360
                                            -----------
                                                953,455
                                            -----------
AGRICULTURAL PRODUCTS 0.29%
Universal Corporation              4,600        182,436
                                            -----------
AIRLINES 1.71%
Continental Airlines, Inc.*       13,400        659,950
Delta Air Lines, Inc.              7,200        317,376
US Airways Group, Inc.*            4,800        116,640

                                            -----------
                                              1,093,966
                                            -----------
AUTO PARTS & EQUIPMENT 0.25%
Lear Corporation*                  4,600        160,540
                                            -----------
AUTOMOBILES 0.65%
AutoNation, Inc.*                 35,500        411,800
                                            -----------
BANKS 3.35%
Capitol Federal Financial          5,300        102,449
First Citizens BancShares,
  Inc.                             1,300        141,050
Golden West Financial
  Corporation                      8,300        533,192
KeyCorp                           20,600        536,630
Roslyn Bancorp, Inc.               4,900        128,870
Southwest Bancorporation of
  Texas, Inc.*                     4,700        141,987
UnionBanCal Corporation           14,500        488,650
Westamerica Bancorporation         1,600         62,800
                                            -----------
                                              2,135,628
                                            -----------
BEVERAGES 0.21%
Coors (Adolph) Company             2,700        135,486
                                            -----------
BIOTECHNOLOGY 0.49%
COR Therapeutics, Inc.*            4,200        128,100
Incyte Pharmaceuticals, Inc.*      7,400        181,448
                                            -----------
                                                309,548
                                            -----------
BUILDING MATERIALS 0.52%
Sherwin-Williams Company (The)    15,000        333,000
                                            -----------
CHEMICALS 0.58%
Cabot Corporation                  4,500        162,090
FMC Corporation*                   1,900        130,264
Olin Corporation                   4,600         78,154
                                            -----------
                                                370,508
                                            -----------
COMMERCIAL & CONSUMER SERVICES 2.22%
Apollo Group, Inc.*                8,150        345,968
Covanta Energy Corporation*        9,400        173,524

                                               VALUE
                                 SHARES       (NOTE 1)
COMMERCIAL & CONSUMER SERVICES (CONT'D)
Manpower Inc.                     24,500    $   732,550
Pittston Company (The)             7,500         167175
                                            -----------
                                              1,419,217
                                            -----------
COMMUNICATIONS -- EQUIPMENT 0.23%
Harris Corporation                 5,300        144,213
                                            -----------
COMPUTER SOFTWARE & SERVICES 4.14%
Adobe Systems, Inc.                3,000        141,000
Advent Software, Inc.*             3,100        196,850
Autodesk, Inc.                     6,000        223,800
Avant! Corporation*                3,100         41,230
BARRA, Inc.*                       3,700        150,146
Legato Systems, Inc.*              4,800         76,560
Networks Associates, Inc.*        36,600        455,670
Novell, Inc.                      34,100        194,029
Oracle Corporation*               10,600        201,400
Remedy Corporation*                7,000        243,600
Renaissance Learning, Inc.*       10,400        526,136
RSA Security Inc.*                 6,300        194,985
                                            -----------
                                              2,645,406
                                            -----------
COMPUTER SYSTEMS 0.23%
Compaq Computer Corporation        9,300        144,057
                                            -----------
COMPUTERS -- HARDWARE 0.52%
National Instruments
  Corporation*                     7,100        230,395
Quantum Corporation*              10,100        101,909
                                            -----------
                                                332,304
                                            -----------
CONSUMER PRODUCTS 0.86%
Carter-Wallace, Inc.              10,300        199,305
Dial Corporation (The)            24,600        350,550
                                            -----------
                                                549,855
                                            -----------
CONTAINERS 0.26%
Ball Corporation                   3,500        166,460
                                            -----------
COSMETICS/PERSONAL CARE 1.42%
Avon Products, Inc.               11,200        518,336
Gillette Company (The)            13,400        388,466
                                            -----------
                                                906,802
                                            -----------
ELECTRIC POWER COMPANIES 4.38%
DPL Inc.                          34,300        993,328
Entergy Corporation               17,100        656,469
Exelon Corporation                 2,400        153,888
PP&L Resources, Inc.               5,700        313,500
UtiliCorp United Inc.             22,200        678,210
                                            -----------
                                              2,795,395
                                            -----------

--------------------------------------------------------------------------------
22                                                           -------------------
                                                         * NON-INCOME PRODUCING.

                                                      ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                                 SHARES       (NOTE 1)
ELECTRONICS -- COMPONENTS 0.43%
Cirrus Logic, Inc.*               11,900    $   274,057
                                            -----------
ELECTRONICS -- SEMICONDUCTORS 0.27%
Novellus Systems, Inc.*            3,000        170,370
                                            -----------
FINANCE 3.51%
Astoria Financial Corporation      1,900        104,500
Doral Financial Corporation        4,100        140,630
Heller Financial, Inc.            14,800        592,000
Investors Financial Services
  Corporation                      2,100        140,700
MBIA Inc.                         10,000        556,800
Morgan Stanley Dean
  Witter & Co.                     2,700        173,421
PMI Group, Inc. (The)              5,700        414,162
Richmond County Financial
  Corporation                      3,200        120,064
                                            -----------
                                              2,242,277
                                            -----------
FOOD 5.25%
Hershey Foods Corporation         10,300        635,613
Hormel Foods Corporation          55,600      1,353,304
Tyson Foods, Inc.                 51,400        473,394
Wrigley (Wm.) Jr. & Co.           19,000        890,150
                                            -----------
                                              3,352,461
                                            -----------
FOOD & HEALTH CARE DISTRIBUTORS 3.42%
AmeriSource Health
  Corporation*                    12,100        669,130
Bergen Brunswig Corporation       34,400        661,168
McKesson HBOC, Inc.               23,000        853,760
                                            -----------
                                              2,184,058
                                            -----------
GOLD & PRECIOUS METALS MINING 0.52%
Arch Coal, Inc.                    4,500        116,415
CONSOL Energy, Inc.                8,600        217,580
                                            -----------
                                                333,995
                                            -----------
HARDWARE & TOOLS 0.99%
Black & Decker Corporation
  (The)                           16,000        631,360
                                            -----------
HEALTH CARE -- HMOS 4.22%
Aetna Inc.                        12,200        315,614
Humana, Inc.*                     59,600        587,060
Unitedhealth Group, Inc.          15,500        957,125
US Oncology, Inc.                 17,600        156,464
WellPoint Health Networks
  Inc.*                            7,200        678,528
                                            -----------
                                              2,694,791
                                            -----------
HEALTH CARE -- MEDICAL PRODUCTS 0.20%
Bausch & Lomb Inc.                 3,600        130,464
                                            -----------

                                               VALUE
                                 SHARES       (NOTE 1)
HEALTH CARE -- MISCELLANEOUS 6.41%
Beverly Enterprises, Inc.*        16,300    $   174,410
Bristol-Myers Squibb Company      11,500        601,450
Caremark Rx, Inc.*                30,000        493,500
Covance Inc.*                     11,100        251,415
Express Scripts, Inc.*             8,400        462,252
Health Net, Inc.*                 33,100        575,940
HEALTHSOUTH Corporation*          21,000        335,370
Oxford Health Plans, Inc.*        22,600        646,360
PacifiCare Health Systems,
  Inc.*                           16,600        270,580
Trigon Healthcare, Inc.*           2,200        142,670
Universal Health Services,
  Inc.*                            3,000        136,500
                                            -----------
                                              4,090,447
                                            -----------
HOMEBUILDING 1.20%
Lennar Corporation                15,200        633,840
NVR, Inc.*                           900        133,200
                                            -----------
                                                767,040
                                            -----------
HOTEL/MOTEL 0.29%
MGM MIRAGE                         6,100        182,756
                                            -----------
HOUSEHOLD -- FURNISHINGS & APPLIANCES
  0.61%
Maytag Corporation                13,400        392,084
                                            -----------
HOUSEWARES 1.77%
Fortune Brands, Inc.              13,500        517,860
Newell Rubbermaid Inc.            24,400        612,440
                                            -----------
                                              1,130,300
                                            -----------
INSURANCE 6.65%
Allstate Corporation (The)        11,500        505,885
Conseco, Inc.                     30,900        421,785
Everest Re Group Ltd.              2,200        164,560
Leucadia National Corporation      3,000         97,350
Loews Corporation                  9,300        599,199
MGIC Investment Corporation        3,000        217,920
MONY Group, Inc. (The)             3,900        156,507
Old Republic International
  Corporation                      8,800        255,200
PartnerRe Ltd.                     9,200        509,680
RenaissanceRe Holdings Ltd.        1,700        125,885
StanCorp Financial Group, Inc.     2,200        104,258
Torchmark Corporation             18,500        743,885
XL Capital Ltd.                    4,200        344,820
                                            -----------
                                              4,246,934
                                            -----------
INTERNET SOFTWARE & SERVICES 0.21%
CNET Networks, Inc.*              10,400        135,200
                                            -----------


--------------------------------------------------------------------------------
-------------------                                                           23
* NON-INCOME PRODUCING.

ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                                 SHARES       (NOTE 1)
INVESTMENT BANK/BROKERAGE 3.51%
Bear Stearns Companies Inc.
  (The)                            9,897    $   583,626
Edwards (A.G.), Inc.              10,600        477,000
Federated Investors, Inc.         13,650        439,530
Goldman Sachs Group, Inc.
  (The)                            1,100         94,380
Lehman Brothers Holdings Inc.      5,000        388,750
Waddell & Reed Financial, Inc.     8,000        254,000
                                            -----------
                                              2,237,286
                                            -----------
LEISURE TIME 2.06%
International Game Technology     14,100        884,775
Midway Games, Inc.*               23,400        432,900
                                            -----------
                                              1,317,675
                                            -----------
MANUFACTURING 0.60%
American Standard Companies
  Inc.*                            6,400        384,640
                                            -----------
METALS 0.18%
Freeport-McMoRan Copper & Gold
  Inc.                            10,200        112,710
                                            -----------
NATURAL GAS DISTRIBUTORS & PIPELINES
  1.05%
Sempra Energy                     24,500        669,830
                                            -----------
OIL & GAS SERVICES 1.76%
EOG Resources, Inc.               18,000        639,900
HS Resources, Inc.*                3,600        233,280
Noble Affiliates, Inc.             3,600        127,260
XTO Energy Inc.                    8,700        124,845
                                            -----------
                                              1,125,285
                                            -----------
OIL -- INTEGRATED DOMESTIC 0.58%
Sunoco, Inc.                      10,100        369,963
                                            -----------
PHOTOGRAPHY/IMAGING 0.28%
IKON Office Solutions, Inc.       18,200        178,360
                                            -----------
PUBLISHING 0.24%
Meredith Corporation               4,300        153,983
                                            -----------
RAILROADS 1.00%
Burlington Northern Santa Fe
  Corporation                     21,100        636,587
                                            -----------
REAL ESTATE INVESTMENT/ MANAGEMENT 2.07%
Archstone Communities Trust       20,000        515,600
Crescent Real Estate Equities
  Company                         20,600        506,142

                                               VALUE
                                 SHARES       (NOTE 1)
REAL ESTATE INVESTMENT/ MANAGEMENT
  (CONT'D)
Equity Office Properties Trust     3,800    $   120,194
Security Capital Group Inc.*       8,400        179,760
                                            -----------
                                              1,321,696
                                            -----------
RESTAURANTS 2.21%
Brinker International, Inc.*       9,000        232,650
Darden Restaurants, Inc.          19,900        555,210
Sonic Corporation*                 6,800        215,764
Tricon Global Restaurants,
  Inc.*                            9,200        403,880
                                            -----------
                                              1,407,504
                                            -----------
RETAIL 7.59%
Abercrombie & Fitch Company*      11,100        493,950
American Eagle Outfitters,
  Inc.*                            2,600         91,624
AutoZone, Inc.*                   14,600        547,500
CDW Computer Centers, Inc.*        4,600        182,666
Dillard's, Inc.                   15,500        236,685
Kmart Corporation*                17,700        203,019
Lands' End, Inc.                   2,600        104,390
Neiman Marcus Group, Inc.
  (The)*                           2,500         77,500
Office Depot, Inc.*               64,900        673,662
Tech Data Corporation*             5,500        183,480
TJX Companies, Inc. (The)         24,300        774,441
Toys 'R' Us, Inc.*                24,800        613,800
Walgreen Company                   7,600        259,540
Winn-Dixie Stores, Inc.           15,300        399,789
                                            -----------
                                              4,842,046
                                            -----------
SHIPPING 0.33%
Newport News Shipbuilding Inc.     3,400        208,250
                                            -----------
SHOES 1.73%
NIKE, Inc. Class B                21,200        890,188
Reebok International Ltd.*         6,600        210,870
                                            -----------
                                              1,101,058
                                            -----------
SPECIALIZED SERVICES 1.55%
Block (H&R), Inc.                 10,600        684,230
Robert Half International,
  Inc.*                            5,900        146,851
Service Corporation
  International                   25,200        160,272
                                            -----------
                                                991,353
                                            -----------
TEXTILES 0.25%
Tommy Hilfiger Corporation*       11,500        161,000
                                            -----------


--------------------------------------------------------------------------------
24                                                           -------------------
                                                         * NON-INCOME PRODUCING.

                                                      ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                                 SHARES       (NOTE 1)
TOBACCO 4.58%
Philip Morris Companies Inc.      23,100    $ 1,172,325
Reynolds (R.J.) Tobacco
  Holdings, Inc.                  15,100        824,460
UST Inc.                          32,200        929,292
                                            -----------
                                              2,926,077
                                            -----------

                                               VALUE
                                 SHARES       (NOTE 1)
TOYS 0.30%
Hasbro, Inc.                      13,200    $   190,740
                                            -----------
Total Common Stocks
  (Cost $53,136,924)                        $58,484,713
                                            -----------

--------------------------------------------------------------------------------

Total Investments (91.62%)
  (Cost $53,136,924+)                       $58,484,713
Other Assets (8.49%)
Cash                                          5,345,832
Fund Shares Sold                                  1,337
Dividends Receivable                             72,433
                                            -----------
Total Assets                                 63,904,315
                                            -----------
Liabilities (0.11%)
Fund Shares Redeemed                                 14
Accrued Expenses                                 67,178
                                            -----------
Total Liabilities                                67,192
                                            -----------
Net Assets (10.00%) 3,672,501
  shares outstanding (Note 3)               $63,837,123
                                            ===========
Net Asset Value, offering and
  redemption price per share                     $17.38
                                            ===========

+ Aggregate cost for federal income tax purposes is $53,142,437. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $8,854,766 and $3,512,490 respectively.

The accompanying notes form an integral part of these financial statements.

--------------------------------------------------------------------------------

ECLIPSE FUNDS  STATEMENT OF NET ASSETS -- JUNE 30, 2001 -- (UNAUDITED)
--------------------------------------------------------------------------------
                             COMMON STOCKS 100.90%

                                               VALUE
                               SHARES        (NOTE 1)
AEROSPACE/DEFENSE 1.19%
Alliant Techsystems, Inc.*        1,650    $    148,335
Curtiss-Wright Corporation        4,400         236,280
DRS Technologies, Inc.*          37,500         861,750
Fairchild Corporation
  (The)*                         60,100         421,302
                                           ------------
                                              1,667,667
                                           ------------
AGRICULTURAL PRODUCTS 0.88%
DIMON International, Inc.        78,100         781,000
Universal Corporation            11,600         460,056
                                           ------------
                                              1,241,056
                                           ------------
AIRLINES 0.90%
Continental Airlines, Inc.*       4,000         197,000
Frontier Airlines, Inc.*         51,750         633,938
Mesa Air Group, Inc.*            35,000         432,250
                                           ------------
                                              1,263,188
                                           ------------
AIRPLANE LEASES 0.14%
Willis Lease Finance
  Corporation                    18,100         200,367
                                           ------------
AUTO PARTS & EQUIPMENT 0.28%
Lear Corporation*                10,400         362,960
Tenneco Automotive Inc.*          8,500          27,710
                                           ------------
                                                390,670
                                           ------------
AUTOMOBILES 0.11%
AutoNation, Inc.*                13,300         154,280
                                           ------------
BANKS 11.33%
Ambanc Holding Co., Inc.         10,600         204,580
American Financial
  Holdings, Inc.                 17,000         401,200
Andover Bancorp, Inc.            12,100         608,025
BankAtlantic Bancorp, Inc.       48,500         421,465
BankUnited Financial
  Corporation*                   47,200         663,160
Berkshire Hills Bancorp,
  Inc.                            8,400         143,640
Brookline Bancorp, Inc.          22,300         313,092
Capitol Federal Financial        10,100         195,233
Cathay Bancorp, Inc.              3,500         191,415
CCBT Financial Companies,
  Inc.                           14,400         431,856
Central Coast Bancorp*           11,000         271,920
Century Bancorp, Inc.            12,000         242,400
CFS Bancorp, Inc.                32,000         442,560
Charter Municipal Mortgage
  Acceptance Company             14,100         224,895
Coastal Bancorp, Inc.            10,800         345,168
Community Bank System, Inc.      16,800         470,400

                                               VALUE
                               SHARES        (NOTE 1)
BANKS (CONT'D)
Community Savings
  Bankshares, Inc.               12,200    $    176,290
Corus Bankshares, Inc.           14,700         885,675
EverTrust Financial Group,
  Inc.                           13,300         192,185
Fidelity Bankshares, Inc.        55,821         803,264
First Citizens BancShares,
  Inc.                            3,400         368,900
First Defiance Financial
  Corporation                    11,500         252,960
First Federal Savings &
  Loan Association of East
  Hartford                        6,800         166,750
First of Long Island
  Corporation (The)               2,200          88,770
FIRSTFED AMERICA BANCORP,
  INC.                           16,000         476,800
FirstFed Financial
  Corporation*                    9,000         161,100
Golden West Financial
  Corporation                     2,000         128,480
Hanmi Financial
  Corporation*                   12,100         235,345
Hawthorne Financial
  Corporation*                   16,000         290,400
IBERIABANK Corporation            9,700         286,635
Interchange Financial
  Services Corporation           12,000         210,000
ITLA Capital Corporation*        13,200         237,600
KeyCorp                           7,600         197,980
Klamath First Bancorp, Inc.      18,700         275,264
Local Financial Corporation      15,500         199,950
Main Street Banks, Inc.           8,000         141,440
Merchants Bancshares, Inc.        8,500         261,375
OceanFirst Financial
  Corporation                    21,900         568,086
Parkvale Financial
  Corporation                     8,500         204,000
Port Financial Corporation       12,300         249,075
Quaker City Bancorp, Inc.*       10,600         312,382
Roslyn Bancorp, Inc.             12,300         323,490
Seacoast Financial Services
  Corporation                    24,200         393,250
Southwest Bancorporation of
  Texas, Inc.*                   10,600         320,226
Staten Island Bancorp, Inc.      11,800         328,630
Sterling Bancorp                 12,500         382,500
Sterling Financial
  Corporation*                    9,600         144,000
Suffolk Bancorp                   2,900         129,978
UnionBanCal Corporation           3,000         101,100
Westamerica Bancorporation        4,100         160,925


--------------------------------------------------------------------------------
26                                                           -------------------
                                                         * NON-INCOME PRODUCING.

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                               SHARES        (NOTE 1)
BANKS (CONT'D)
Wintrust Financial
  Corporation                    18,900    $    469,665
WSFS Financial Corporation       11,700         201,240
                                           ------------
                                             15,896,719
                                           ------------
BIOTECHNOLOGY 0.87%
COR Therapeutics, Inc.*          12,600         384,300
Incyte Genomics, Inc.*           10,600         259,912
Serologicals Corporation*        26,800         571,912
                                           ------------
                                              1,216,124
                                           ------------
BUILDING MATERIALS 0.28%
Aaon, Inc.*                       8,000         207,600
Sherwin-Williams Company
  (The)                           8,500         188,700
                                           ------------
                                                396,300
                                           ------------
CHEMICALS 0.70%
Cabot Corporation                 2,300          82,846
FMC Corporation*                  2,700         185,112
Octel Corporation*               12,700         206,375
Terra Industries Inc.*          131,200         511,680
                                           ------------
                                                986,013
                                           ------------
COMMERCIAL & CONSUMER SERVICES 0.92%
Angelica Corporation             26,800         294,800
Covanta Energy Corporation*      23,100         426,426
McGrath RentCorp                  8,400         202,776
Pittston Company (The)           16,700         372,243
                                           ------------
                                              1,296,245
                                           ------------
COMMUNICATIONS -- EQUIPMENT 0.62%
Harris Corporation               11,700         318,357
Symmetricom, Inc.*               37,500         549,000
                                           ------------
                                                867,357
                                           ------------
COMPUTER SOFTWARE & SERVICES 2.32%
Advanced Digital
  Information Corporation*        6,900         119,370
Advent Software, Inc.*            6,900         438,150
Autodesk, Inc.                   14,300         533,390
Avant! Corporation*               7,500          99,750
BARRA, Inc.*                      3,700         150,146
InteliData Technologies
  Corporation*                   31,700         187,030
Legato Systems, Inc.*            12,000         191,400
MSC.Software Corporation*         9,400         176,250
Novell, Inc.                     82,200         467,718
Pomeroy Computer Resources,
  Inc.*                           9,100         136,500

                                               VALUE
                               SHARES        (NOTE 1)
COMPUTER SOFTWARE & SERVICES (CONT'D)
Renaissance Learning, Inc.*      14,700    $    743,673
RSA Security Inc.*                  300           9,285
                                           ------------
                                              3,252,662
                                           ------------
COMPUTER SYSTEMS 0.49%
Bell Microproducts, Inc.*        13,500         161,460
Intergraph Corporation*          34,600         532,840
                                           ------------
                                                694,300
                                           ------------
COMPUTERS -- HARDWARE 0.38%
Maxtor Corporation*              18,788          98,637
National Instruments
  Corporation*                    5,900         191,455
Quantum Corporation*             24,400         246,196
                                           ------------
                                                536,288
                                           ------------
COMPUTERS -- NETWORKING 0.09%
Standard Microsystems
  Corporation*                    6,800         121,720
                                           ------------
COMPUTERS -- PERIPHERALS 0.21%
Read-Rite Corporation*           54,700         291,551
                                           ------------
CONSTRUCTION & HOUSING 1.76%
Beazer Homes USA, Inc.*          16,600       1,053,934
Meritage Corporation*            14,100         648,600
Modtech Holdings, Inc.*           9,900          67,815
Perini Corporation*               9,100          91,000
William Lyon Homes*              49,200         614,016
                                           ------------
                                              2,475,365
                                           ------------
CONSUMER PRODUCTS 1.22%
Carter-Wallace, Inc.             17,300         334,755
Central Garden & Pet
  Company*                       31,700         262,476
Dial Corporation (The)           14,000         199,500
Franklin Covey Co.*              61,700         339,350
Mayor's Jewelers, Inc.*         138,800         576,020
                                           ------------
                                              1,712,101
                                           ------------
CONTAINERS 0.27%
Ball Corporation                  8,100         385,236
                                           ------------
COSMETICS/PERSONAL CARE 0.45%
Elizabeth Arden, Inc.*           20,800         507,728
Gillette Company (The)            4,500         130,455
                                           ------------
                                                638,183
                                           ------------


--------------------------------------------------------------------------------
-------------------                                                           27
* NON-INCOME PRODUCING.

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                               SHARES        (NOTE 1)
DATA PROCESSING SERVICES 0.32%
Casino Data Systems*             34,200    $    315,324
Group 1 Software, Inc.*           7,400         135,050
                                           ------------
                                                450,374
                                           ------------
ELECTRIC POWER COMPANIES 1.36%
DPL, Inc.                         6,200         179,552
Entergy Corporation               4,500         172,755
Green Mountain Power
  Corporation                    29,200         466,032
UniSource Energy
  Corporation                    39,800         914,206
UtiliCorp United Inc.             5,600         171,080
                                           ------------
                                              1,903,625
                                           ------------
ELECTRONICS -- COMPONENTS 0.50%
MagneTek, Inc.*                  56,500         706,250
                                           ------------
ELECTRONICS -- INSTRUMENTATION 0.12%
Trimble Navigation Limited*       8,300         161,767
                                           ------------
ELECTRONICS -- SEMICONDUCTORS 0.56%
Alliance Semiconductor
  Corporation*                   11,500         138,230
Catalyst Semiconductor,
  Inc.*                          33,700         140,866
Diodes Inc.*                     14,700         136,710
Kulicke and Soffa
  Industries, Inc.*               9,100         156,156
Trikon Technologies, Inc.*       15,200         212,800
                                           ------------
                                                784,762
                                           ------------
ENGINEERING & CONSTRUCTION 1.04%
Baker (Michael) Corporation      35,800         495,830
EMCOR Group, Inc.*               26,800         968,820
                                           ------------
                                              1,464,650
                                           ------------
FINANCE 1.83%
Astoria Financial
  Corporation                     3,700         203,500
Doral Financial Corporation       9,800         336,140
First Essex Bancorp, Inc.        16,900         417,768
Heller Financial, Inc.            3,500         140,000
Investors Financial
  Services Corporation            5,900         395,300
MBIA Inc.                         2,500         139,200
Resource Bancshares
  Mortgage Group                 33,200         242,360
Richmond County Financial
  Corporation                    12,900         484,008
Westcorp                          9,700         205,640
                                           ------------
                                              2,563,916
                                           ------------

                                               VALUE
                               SHARES        (NOTE 1)
FOOD 0.50%
Hershey Foods Corporation         2,500    $    154,275
Hormel Foods Corporation          8,600         209,324
Tyson Foods, Inc.                19,100         175,911
Wrigley (Wm.) Jr. & Co.           3,600         168,660
                                           ------------
                                                708,170
                                           ------------
FOOD & HEALTH CARE DISTRIBUTORS 2.78%
AmeriSource Health
  Corporation*                    4,600         254,380
Bergen Brunswig Corporation      25,500         490,110
Cardinal Health, Inc.             5,386         371,634
Fleming Companies, Inc.          32,800       1,170,960
McKesson HBOC, Inc.               5,500         204,160
Nash-Finch Company               16,100         379,960
Owens & Minor, Inc.              46,000         874,000
United Natural Foods, Inc.*       7,500         157,125
                                           ------------
                                              3,902,329
                                           ------------
GOLD & PRECIOUS METALS MINING 0.29%
Arch Coal, Inc.                  11,100         287,157
CONSOL Energy, Inc.               4,900         123,970
                                           ------------
                                                411,127
                                           ------------
HARDWARE & TOOLS 0.27%
Black & Decker Corporation
  (The)                           9,600         378,816
                                           ------------
HEALTH CARE -- DRUGS 0.11%
ARIAD Pharmaceuticals,
  Inc.*                          30,000         152,100
                                           ------------
HEALTH CARE -- HMOS 1.65%
Aetna Inc.                        4,300         111,241
CorVel Corporation*               6,300         234,675
Humana Inc.*                     32,400         319,140
Mid Atlantic Medical
  Services, Inc.*                41,500         744,095
RightCHOICE Managed Care,
  Inc.*                           8,300         368,520
Unitedhealth Group, Inc.          2,900         179,075
US Oncology, Inc.                40,300         358,267
                                           ------------
                                              2,315,013
                                           ------------
HEALTH CARE -- MEDICAL PRODUCTS 0.59%
Bausch & Lomb Inc.                8,600         311,664
Hologic, Inc.*                   20,800         141,440
Inamed Corporation*               3,400          83,130
Schein (Henry), Inc.*             7,700         294,525
                                           ------------
                                                830,759
                                           ------------


--------------------------------------------------------------------------------
28                                                           -------------------
                                                         * NON-INCOME PRODUCING.

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                               SHARES        (NOTE 1)
HEALTH CARE -- MISCELLANEOUS 3.53%
Beverly Enterprises, Inc.*      110,300    $  1,180,210
BioSphere Medical, Inc.*          8,200         105,124
Bristol-Myers Squibb
  Company                         4,100         214,430
Caremark Rx, Inc.*               10,000         164,500
Covance Inc.*                    26,800         607,020
Express Scripts, Inc.*            4,000         220,120
Gentiva Health Services,
  Inc.*                          23,300         419,400
Health Net, Inc.*                 6,900         120,060
Oxford Health Plans, Inc.*        5,400         154,440
PlanVista Corporation            61,400         509,620
Senior Housing Properties
  Trust                          20,400         265,200
Sierra Health Services,
  Inc.*                          88,800         622,488
Sunrise Assisted Living,
  Inc.*                           4,900         128,625
Trigon Healthcare, Inc.*          3,700         239,945
                                           ------------
                                              4,951,182
                                           ------------
HOMEBUILDING 2.92%
Champion Enterprises, Inc.*      52,000         591,760
Hovanian Enterprises, Inc.*      35,900         520,909
Lennar Corporation                5,600         233,520
M.D.C. Holdings, Inc.             3,800         134,520
M/I Schottenstein Homes,
  Inc.                              800          31,600
Newmark Homes Corporation        10,400         142,792
NVR, Inc.*                        6,300         932,400
Ryland Group, Inc. (The)         11,400         576,840
Schuler Homes, Inc. *            24,600         333,084
Standard Pacific
  Corporation                    25,900         599,585
                                           ------------
                                              4,097,010
                                           ------------
HOTEL/MOTEL 1.53%
Crestline Capital
  Corporation*                   17,400         540,792
MTR Gaming Group, Inc.*          44,500         600,750
Prime Hospitality
  Corporation*                   85,000       1,007,250
                                           ------------
                                              2,148,792
                                           ------------
HOUSEHOLD -- FURNISHINGS & APPLIANCES
  0.51%
Maytag Corporation                5,200         152,152
Stanley Furniture Company,
  Inc.*                          20,700         556,830
                                           ------------
                                                708,982
                                           ------------

                                               VALUE
                               SHARES        (NOTE 1)
HOUSEWARES 0.30%
Fortune Brands, Inc.              5,000    $    191,800
Newell Rubbermaid Inc.            9,100         228,410
                                           ------------
                                                420,210
                                           ------------
INSURANCE 4.75%
Allstate Corporation (The)        3,100         136,369
American Medical Security
  Group, Inc.                    32,500         181,025
AmerUs Group Co.                 11,600         411,452
Arch Capital Group Ltd.*         11,300         177,975
Berkley (W.R.) Corporation        7,400         306,508
Conseco, Inc.                     7,000          95,550
EMC Insurance Group Inc.          1,300          19,838
Everest Re Group Ltd.             2,500         187,000
Financial Industries
  Corporation                    20,900         262,295
Kansas City Life Insurance
  Company                         2,900         116,000
LandAmerica Financial
  Group, Inc.                     4,700         149,695
Leucadia National
  Corporation                     7,600         246,620
Loews Corporation                 2,200         141,746
MEEMIC Holdings, Inc.*            2,100          45,255
Midland Company (The)             1,000          44,500
MONY Group, Inc. (The)           10,800         433,404
National Western Life
  Insurance Company*              1,100         119,889
Navigators Group, Inc.*          12,600         238,140
NYMAGIC, Inc.                     9,400         186,120
PartnerRe Ltd.                    2,400         132,960
PXRE Group Ltd.                  12,500         243,750
RenaissanceRe Holdings Ltd.       4,100         303,605
RLI Corporation                   3,800         170,696
StanCorp Financial Group,
  Inc.                            5,500         260,645
Torchmark Corporation             3,700         148,777
Triad Guaranty, Inc.*            15,700         628,000
UICI*                            34,500         439,875
Vesta Insurance Group, Inc.      65,000         711,750
XL Capital Ltd.                   1,600         131,360
                                           ------------
                                              6,670,799
                                           ------------
INTERNET SOFTWARE & SERVICES 0.16%
CNET Networks, Inc.*             17,400         226,200
                                           ------------


--------------------------------------------------------------------------------
-------------------                                                           29
* NON-INCOME PRODUCING.

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                               SHARES        (NOTE 1)
INVESTMENT BANK/BROKERAGE 0.32%
Bear Stearns Companies Inc.
  (The)                           2,876    $    169,598
Federated Investors, Inc.         4,500         144,900
Lehman Brothers Holdings
  Inc.                            1,800         139,950
                                           ------------
                                                454,448
                                           ------------
INVESTMENT COMPANIES 2.72%
iShares Russell 2000 Index
  Fund                            9,100         925,470
iShares Russell 2000 Value
  Index Fund                      8,000       1,032,000
iShares S&P SmallCap 600
  Index Fund                      8,200         934,882
iShares S&P SmallCap 600/
  BARRA Value Index Fund         10,900         921,486
                                           ------------
                                              3,813,838
                                           ------------
LEISURE TIME 3.42%
Ambassadors International,
  Inc.*                          27,000         666,900
Arctic Cat Inc.                  36,500         529,250
Argosy Gaming Company*           11,600         322,016
Aztar Corporation*                3,900          47,190
Huffy Corporation*               43,400         418,376
International Game
  Technology                      3,500         219,625
Isle of Capri Casinos,
  Inc.*                          19,000         178,600
K2 Inc.                          37,500         428,625
Midway Games, Inc.*              48,700         900,950
SCP Pool Corporation*            31,500       1,084,860
                                           ------------
                                              4,796,392
                                           ------------
MACHINE TOOLS 0.07%
Hardinge Inc.                     6,300          91,224
                                           ------------
MACHINERY 0.62%
Alamo Group Inc.                 24,200         344,850
Axsys Technologies, Inc.*        12,900         153,123
Lufkin Industries, Inc.          13,500         372,600
                                           ------------
                                                870,573
                                           ------------
MANUFACTURING 2.44%
AZZ Inc.                         17,400         435,000
DT Industries Inc.               29,800         208,898
ESCO Electronics
  Corporation*                   28,200         850,230
GenCorp Inc.                     40,300         515,840
Kaman Corporation                28,300         500,910
Lawson Products, Inc.             9,900         290,070

                                               VALUE
                               SHARES        (NOTE 1)
MANUFACTURING (CONT'D)
Penn Engineering &
  Manufacturing Corporation      20,400    $    357,000
PW Eagle, Inc.*                  18,500         121,175
Watts Industries, Inc.            8,500         144,075
                                           ------------
                                              3,423,198
                                           ------------
METALS 1.72%
Chase Industries, Inc.*          31,400         293,276
Freeport-McMoRan Copper &
  Gold Inc.                      24,000         265,200
Ladish Co., Inc.*                14,800         197,876
RTI International Metals,
  Inc.*                          13,300         202,825
Shaw Group Inc. (The)*            3,700         148,370
Titanium Metals
  Corporation*                   61,600         616,000
USEC Inc.                        81,300         685,359
                                           ------------
                                              2,408,906
                                           ------------
NATURAL GAS DISTRIBUTORS & PIPELINES
  1.46%
Eastern American Natural
  Gas Trust (The)                22,400         383,712
El Paso Electric Company*         8,100         129,519
Sempra Energy                     8,700         237,858
UGI Corporation                  19,800         534,600
Western Gas Resources, Inc.      23,500         766,100
                                           ------------
                                              2,051,789
                                           ------------
OIL & GAS SERVICES 9.35%
Carrizo Oil & Gas, Inc.*         64,000         346,240
Chesapeake Energy
  Corporation*                   73,700         501,160
Clayton Williams Energy,
  Inc.*                          15,000         254,250
Comstock Resources, Inc.*        60,000         615,000
Cross Timbers Royalty Trust      27,800         427,286
EEX Corporation*                 50,000         135,000
EOG Resources, Inc.               4,200         149,310
Holly Corporation                12,700         466,725
Howell Corporation               29,300         334,020
HS Resources, Inc.*              15,400         997,920
Hugoton Royalty Trust            41,700         523,752
Input/Output, Inc.*              24,400         309,880
KCS Energy, Inc.*                66,200         436,920
Magnum Hunter Resources,
  Inc.*                          52,800         469,920
Meridian Resources
  Corporation (The)*             81,300         582,921
Mission Resources
  Corporation*                   52,400         354,224
Offshore Logistics, Inc.*        24,500         465,500


--------------------------------------------------------------------------------
30                                                           -------------------
                                                         * NON-INCOME PRODUCING.

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                               SHARES        (NOTE 1)
OIL & GAS SERVICES (CONT'D)
Patina Oil & Gas
  Corporation                    31,600    $    837,400
Penn Virginia Corporation        19,700         648,130
Petroleum Development
  Corporation*                   40,600         256,186
Plains Resources, Inc.*          17,200         412,800
Pride International, Inc.*        3,300          62,700
Prima Energy Corporation*         5,200         125,268
Remington Oil and Gas
  Corporation                    34,900         663,100
Sabine Royalty Trust             10,900         229,990
Santa Fe Energy Trust            19,400         432,814
St. Mary Land & Exploration
  Company                        27,300         637,728
Swift Energy Company*            18,300         551,379
Tesoro Petroleum
  Corporation*                   28,200         355,320
Trico Marine Services,
  Inc.*                          21,800         231,952
XTO Energy Inc.                  21,450         307,808
                                           ------------
                                             13,122,603
                                           ------------
OIL -- INTEGRATED DOMESTIC 2.12%
BP Prudhoe Royalty Trust         72,700       1,039,610
LL&E Royalty Trust              103,000         359,470
North European Oil Royalty
  Trust                          23,400         425,880
San Juan Basin Royalty
  Trust                          64,100         813,429
Torch Energy Royalty Trust       39,200         332,416
                                           ------------
                                              2,970,805
                                           ------------
PAPER & FOREST PRODUCTS 0.10%
Mercer International Inc.*       20,700         142,830
                                           ------------
PHOTOGRAPHY/IMAGING 0.31%
IKON Office Solutions, Inc.      44,900         440,020
                                           ------------
PUBLISHING 1.35%
Courier Corporation               6,000         243,000
Donnelley (R.H.)
  Corporation*                   25,600         819,200
Journal Register Company*        28,400         457,240
Meredith Corporation             10,600         379,586
                                           ------------
                                              1,899,026
                                           ------------
RAILROADS 0.88%
Burlington Northern Santa
  Fe Corporation                  7,800         235,326
Genesee & Wyoming, Inc.*         26,700         520,650
Kansas City Southern
  Industries, Inc.               30,200         477,160
                                           ------------
                                              1,233,136
                                           ------------

                                               VALUE
                               SHARES        (NOTE 1)
REAL ESTATE INVESTMENT/ MANAGEMENT 6.43%
Anthracite Capital, Inc.         73,800    $    815,490
Archstone Communities Trust       5,000         128,900
Bedford Property Investors,
  Inc.                           16,800         351,960
Capstead Mortgage
  Corporation                    19,800         352,440
Captec Net Lease Realty,
  Inc.                           16,300         216,953
Corporate Office Properties
  Trust                          38,600         386,000
Crescent Real Estate
  Equities Company                7,600         186,732
FBR Asset Investment
  Corporation                     5,600         131,320
Grubb & Ellis Company*            9,700          53,350
Healthcare Realty Trust,
  Inc.                           19,000         499,700
Innkeepers USA Trust             23,900         293,970
Insignia Financial Group,
  Inc.*                          21,600         258,768
La Quinta Properties, Inc.*      70,100         363,118
LaSalle Hotel Properties         22,000         392,040
LNR Property Corporation         12,000         420,000
MeriStar Hospitality
  Corporation                    18,000         427,500
Pan Pacific Retail
  Properties, Inc.               19,400         504,400
RAIT Investment Trust            19,100         313,240
Redwood Trust, Inc.              18,000         409,500
RFS Hotel Investors, Inc.        22,900         361,591
Security Capital Group,
  Inc.*                          38,900         832,460
Smith (Charles E.)
  Residential Realty L.P.         9,600         481,440
Summit Properties, Inc.          31,300         839,779
                                           ------------
                                              9,020,651
                                           ------------
RESIDENTIAL MORTGAGE LOANS 0.19%
Thornburg Mortgage, Inc.         17,500         271,425
                                           ------------
RESTAURANTS 3.18%
Champps Entertainment,
  Inc.*                          53,000         537,950
Darden Restaurants, Inc.          5,800         161,820
Dave & Buster's, Inc.*           37,900         318,739
Landry's Restaurants, Inc.       64,200       1,091,400
Lone Star Steakhouse &
  Saloon, Inc.                   18,300         237,717
Panera Bread Company*            23,000         726,110
Sonic Corporation*               16,300         517,199


--------------------------------------------------------------------------------
-------------------                                                           31
* NON-INCOME PRODUCING.

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                               VALUE
                               SHARES        (NOTE 1)
RESTAURANTS (CONT'D)
Triarc Companies, Inc.*          26,500    $    694,300
Uno Restaurant Corporation*      18,800         177,660
                                           ------------
                                              4,462,895
                                           ------------
RETAIL 4.09%
Abercrombie & Fitch
  Company*                        2,400         106,800
American Eagle Outfitters,
  Inc.*                           5,800         204,392
AutoZone, Inc.*                   3,000         112,500
Blair Corporation                 8,700         141,810
Christopher & Banks
  Corporation*                   11,900         387,940
Circuit City Stores-Circuit
  City Group*                    34,100         544,236
Dillard's, Inc.                   5,700          87,039
Dress Barn Inc. (The)*            6,900         156,975
Fred's, Inc.                     11,813         304,172
Gart Sports Company*             12,900         283,800
Guitar Center, Inc.*             24,000         507,120
Hot Topic, Inc.*                 20,400         634,440
Lands' End, Inc.                  6,300         252,945
Marsh Supermarkets, Inc.          6,400          84,480
Movado Group, Inc.               32,800         662,560
Neiman Marcus Group, Inc.
  (The)*                          6,100         189,100
Office Depot, Inc.*               9,900         102,762
Stein Mart, Inc.*                12,600         130,284
Syms Corp.*                      18,700         106,029
TJX Companies, Inc. (The)         2,900          92,423
Toys 'R' Us, Inc.*                5,200         128,700
Wilsons Leather Experts
  Inc. (The)*                    23,750         440,562
Winn-Dixie Stores, Inc.           2,900          75,777
                                           ------------
                                              5,736,846
                                           ------------
SHIPPING 0.53%
Newport News Shipbuilding
  Inc.                            7,000         428,750
Overseas Shipholding Group,
  Inc.                           10,200         311,508
                                           ------------
                                                740,258
                                           ------------
SHOES 0.47%
Maxwell Shoe Company, Inc.*      28,000         476,000
NIKE, Inc. Class B                4,300         180,557
                                           ------------
                                                656,557
                                           ------------

                                               VALUE
                               SHARES        (NOTE 1)
SPECIALIZED SERVICES 1.34%
AHL Services, Inc.*              33,800    $    270,400
Block (H&R), Inc.                 3,800         245,290
Carriage Services, Inc.*         75,400         429,026
Resource America, Inc.           43,400         568,540
Service Corporation
  International                  57,800         367,608
                                           ------------
                                              1,880,864
                                           ------------
STEEL 0.41%
Oglebay Norton Company            4,800         126,624
Weirton Steel Corporation*      212,400         135,936
WHX Corporation*                164,100         315,072
                                           ------------
                                                577,632
                                           ------------
TELECOMMUNICATIONS 0.23%
NumereX Corporation*             19,300         174,665
TESSCO Technologies, Inc.*       10,500         147,735
                                           ------------
                                                322,400
                                           ------------
TEXTILES 2.21%
Delta Woodside Industries,
  Inc.*                         135,000         108,640
Haggar Corporation               82,300         851,805
Hartmarx Corporation*            21,400          53,714
Jones Apparel Group, Inc.*       10,152         438,566
OshKosh B'Gosh, Inc.             15,500         515,375
Phillips-Van Heusen
  Corporation                    52,600         757,440
Tommy Hilfiger Corporation*      27,000         378,000
                                           ------------
                                              3,103,540
                                           ------------
TOBACCO 1.25%
Philip Morris Companies,
  Inc.                            3,600         182,700
Reynolds (R.J.) Tobacco
  Holdings, Inc.                  3,000         163,800
Standard Commercial
  Corporation                    39,500         673,870
UST Inc.                          5,700         164,502
Vector Group Ltd.                17,600         562,320
                                           ------------
                                              1,747,192
                                           ------------
TRANSPORTATION 0.91%
Consolidated Freightways
  Corporation                    41,000         367,360
Covenant Transport, Inc.         16,400         204,180
Greenbrier Companies, Inc.
  (The)                           9,900          91,971
Interpool, Inc.                   8,900         139,730


--------------------------------------------------------------------------------
32                                                           -------------------
                                                         * NON-INCOME PRODUCING.

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                               VALUE
                               SHARES        (NOTE 1)
TRANSPORTATION (CONT'D)
Maritrans Inc.                   23,600    $    215,704
OMI Corporation*                 45,500         255,255
                                           ------------
                                              1,274,200
                                           ------------
TRUCKERS 0.90%
Arkansas Best Corporation*       55,000       1,267,750
                                           ------------

                                               VALUE
                               SHARES        (NOTE 1)
WASTE MANAGEMENT 0.85%
Headwaters Inc.*                 74,100    $  1,185,600
                                           ------------
Total Common Stocks
  (Cost $122,532,923)                      $141,606,823
                                           ------------

--------------------------------------------------------------------------------

Total Investments (100.90%)
  (Cost $122,532,923+)                    $141,606,823
Other Assets (3.45%)
Fund Shares Sold                               513,354
Dividends Receivable                           181,743
Receivable for Securities
  Sold                                       4,139,930
                                          ------------
Total Assets                               146,441,850
                                          ------------
Liabilities (4.35%)
Fund Shares Redeemed                         4,672,935
Due to Custodian                               806,845
Accrued Expenses                               337,253
Payable for Securities
  Purchased                                    287,849
                                          ------------
Total Liabilities                            6,104,882
                                          ------------
Net Assets (100.00%)
  11,499,579 shares
  outstanding (Note 3)                    $140,336,968
                                          ============
Net Asset Value, offering
  and redemption price per
  share                                         $12.20
                                          ============

+ Aggregate cost for federal income tax purposes is $122,817,539. Aggregate unrealized appreciation and depreciation of investments, based on costs for federal income tax purposes, are $28,012,991 and $9,223,707, respectively.

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
-------------------                                                           33
* NON-INCOME PRODUCING.

ECLIPSE FUNDS  STATEMENTS OF OPERATIONS -- SIX MONTHS ENDED JUNE 30,
2001 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                              ECLIPSE         ECLIPSE      ECLIPSE       ECLIPSE
                                                          ULTRA SHORT TERM    BALANCED     MID CAP      SMALL CAP
                                                            INCOME FUND         FUND      VALUE FUND   VALUE FUND
                                                          ----------------   ----------   ----------   -----------
INVESTMENT INCOME
Income:
  Interest                                                    $212,327       $  864,259   $  86,722    $    83,702
  Dividends                                                         --          269,076     388,986      1,310,400
                                                              --------       ----------   ----------   -----------
    Total Income                                               212,327        1,133,335     475,708      1,394,102
                                                              --------       ----------   ----------   -----------
Expenses (Note 2):
  Management fee                                                14,214          233,273     285,056        769,900
  Custodian and related shareholder expenses                     7,578           22,838      21,942        146,243
  Legal, compliance and filing fees                              7,819           10,689      10,703         20,174
  Audit and accounting                                           5,992           11,416       7,197         16,272
  Trustees' fees                                                    93              789         808          1,944
  Other                                                          5,242            6,677       3,176         13,361
                                                              --------       ----------   ----------   -----------
    Total expenses before reimbursement                         40,938          285,682     328,882        967,894
  Fees paid indirectly                                              --               --      (7,197)       (16,272)
  Expense reimbursement from Advisor                           (33,832)              --          --        (35,396)
                                                              --------       ----------   ----------   -----------
    Net expenses                                                 7,106          285,682     321,685        916,226
                                                              --------       ----------   ----------   -----------
Net investment income                                          205,221          847,653     154,023        477,876
                                                              --------       ----------   ----------   -----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                 2,674        2,055,576   1,107,928        599,291
Change in unrealized appreciation (depreciation) of
  investments                                                   43,559         (855,533)    269,969     19,568,540
                                                              --------       ----------   ----------   -----------
  Net gain on investments                                       46,233        1,200,043   1,377,897     20,167,831
                                                              --------       ----------   ----------   -----------
Increase in net assets from operations                        $251,454       $2,047,696   $1,531,920   $20,645,707
                                                              ========       ==========   ==========   ===========

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
34

               STATEMENTS OF CHANGES IN NET ASSETS -- (UNAUDITED)  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                        ECLIPSE                            ECLIPSE
                                              ULTRA SHORT TERM INCOME FUND              BALANCED FUND
                                            --------------------------------   --------------------------------
                                            SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                JUNE 30,        DECEMBER 31,       JUNE 30,        DECEMBER 31,
                                                  2001              2000             2001              2000
                                            -----------------   ------------   -----------------   ------------
DECREASE IN NET ASSETS
Operations:
  Net investment income                        $  205,221        $  423,919       $   847,653      $  1,794,718
  Net realized gain (loss) on investments           2,674           (98,957)        2,055,576          (488,407)
  Change in unrealized appreciation
    (depreciation) of investments                  43,559           106,515          (855,533)        3,950,122
                                               ----------        ----------       -----------      ------------
  Increase in net assets from operations          251,454           431,477         2,047,696         5,256,433
                                               ----------        ----------       -----------      ------------
Distributions to shareholders:
  From net investment income                     (202,806)         (424,051)         (839,431)       (1,798,781)
                                               ----------        ----------       -----------      ------------
Transactions in shares of beneficial
  interest (Note 3)                              (145,667)         (836,975)       (1,863,854)      (15,317,513)
                                               ----------        ----------       -----------      ------------
    Total decrease                                (97,019)         (829,549)         (655,589)      (11,859,861)
Net Assets:
  Beginning of period                           6,863,510         7,693,059        65,308,855        77,168,716
                                               ----------        ----------       -----------      ------------
  End of period                                $6,766,491        $6,863,510       $64,653,266      $ 65,308,855
                                               ==========        ==========       ===========      ============
Undistributed net investment income            $    2,415        $       --       $     8,222      $         --
                                               ==========        ==========       ===========      ============

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
                                                                              35

ECLIPSE FUNDS  STATEMENTS OF CHANGES IN NET ASSETS -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                              ECLIPSE                           ECLIPSE
                                                        MID CAP VALUE FUND               SMALL CAP VALUE FUND
                                                  -------------------------------   -------------------------------
                                                     SIX MONTHS                        SIX MONTHS
                                                       ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                                      JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                        2001             2000             2001             2000
                                                  ----------------   ------------   ----------------   ------------
DECREASE IN NET ASSETS
Operations:
  Net investment income (loss)                      $   154,023      $    229,229     $    477,876     $    (14,754)
  Net realized gain (loss) on investments             1,107,928          (257,261)         599,291       (9,198,389)
  Change in unrealized appreciation
    (depreciation) of investments                       269,969         2,351,869       19,568,540      (12,556,601)
                                                    -----------      ------------     ------------     ------------
  Increase (decrease) in net assets from
    operations                                        1,531,920         2,323,837       20,645,707      (21,769,744)
                                                    -----------      ------------     ------------     ------------
Distributions to shareholders from:
  Net investment income                                      --          (231,607)              --               --
  Net realized gains on investments                          --           (34,257)              --               --
                                                    -----------      ------------     ------------     ------------
    Total distributions to shareholders                      --          (265,864)              --               --
                                                    -----------      ------------     ------------     ------------
Transactions in shares of beneficial interest
  (Note 3)                                           (5,095,432)      (17,720,859)     (37,938,421)     (71,829,568)
                                                    -----------      ------------     ------------     ------------
    Total decrease                                   (3,563,512)      (15,662,886)     (17,292,714)     (93,599,312)
Net Assets:
  Beginning of period                                67,400,635        83,063,521      157,629,682      251,228,994
                                                    -----------      ------------     ------------     ------------
  End of period                                     $63,837,123      $ 67,400,635     $140,336,968     $157,629,682
                                                    ===========      ============     ============     ============
Undistributed net investment income                 $   154,023      $         --     $    477,876     $         --
                                                    ===========      ============     ============     ============

The accompanying notes form an integral part of these financial statements.


--------------------------------------------------------------------------------
36

                     NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)  ECLIPSE FUNDS
--------------------------------------------------------------------------------


1. SUMMARY OF ACCOUNTING POLICIES

Eclipse Funds (the "Funds"), a Massachusetts business trust registered under the Investment Company Act of 1940, is a no-load, diversified, open-end management investment company. There are currently four investment portfolios, Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund. The investment objective of Eclipse Ultra Short Term Income Fund is to seek a high level of current income, capital preservation, and a relatively stable net asset value. The Balanced Fund seeks a high total return from a combination of equity and fixed-income investments. The Mid Cap Value Fund seeks a high total return by investing in mid capitalization common stocks that the Manager (defined below) determines are value stocks. The investment objective of the Small Cap Value Fund is to seek a high total return by investing primarily in small capitalization common stocks that the Manager determines are value stocks. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America for investment companies as follows:

  a) Valuation of Securities

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in such a manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

  b) Federal Income Taxes

     It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

  c)  Dividends and Distributions to Shareholders

     Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income will be declared and paid quarterly for the Ultra Short Term Income Fund and the Balanced Fund, and annually for the Mid Cap Value Fund and the Small Cap Value Fund. Capital gains, if any, are paid annually. Distributions from net realized gains and income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.

  d) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  e) General

     Securities transactions are recorded on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. It is the Funds' policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior


--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)
--------------------------------------------------------------------------------


to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change, which amounted to $25,494 for Ultra Short Term Income Fund and $145,856 for the Balanced Fund, had no impact on the Funds' total net assets but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by each Fund on December 31, 2000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Towneley Capital Management, Inc. ("Towneley") served as the Funds' investment advisor from inception until December 12, 2000. Under the Management Contract, the Funds paid Towneley a management fee equal to an annual rate of the average daily net assets of .40%, .75%, .90% and 1.00% for the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. For this period beginning on January 1, 2000 and ending on December 12, 2000, Towneley had contractually waived .20% of its management fee for the Ultra Short Term Income Fund, voluntarily waived the rest of its Management Fee for this Fund and partially reimbursed the Fund for its other expenses. For the same period, total management fees waived were $25,543 and reimbursed expenses were $32,664.

On December 12, 2000 New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a subsidiary of New York Life Insurance Company, acquired certain of the business segments and operations of Towneley, including the business, operations and activities that Towneley conducted relating to providing investment advisory services to the Eclipse Funds. Towneley investment personnel became employees of New York Life Investment Management LLC ("NYLIM"), an affiliate of NYLIM Holdings. Shareholders of each of the Funds have approved a new Investment Advisory Agreement ("New Advisory Agreement") between the Trust and NYLIM. The New Advisory Agreement provides for the same advisory fees as the old agreement. Pursuant to the terms of the New Advisory Agreement, NYLIM has voluntarily undertaken that through December 31, 2002 there will be no increase in the ordinary operating expense ratios of the Funds from that of the twelve months' ended December 31, 2000. For the period commencing on December 13, 2000 and ending on December 31, 2000 NYLIM had contractually waived .20% of its management fee for the Ultra Short Term Income Fund, voluntarily waived the rest of its management fee for this Fund and partially reimbursed the Fund for its other expenses. For this same period, total management fees waived were $1,377 and reimbursed expenses were $1,956.

For the period January 1, 2001 through June 30, 2001 total management fees waived for the Ultra Short Term Income Fund were $14,288 and reimbursed expenses were $19,727; total reimbursed expenses for Small Cap Value Fund were $35,396.

Also, on December 12, 2000, NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, became the Funds' transfer, dividend disbursing and shareholder servicing agent. Transfer Agent expense accrued for the six months ended June 30, 2001 amounted to $6,368, $14,371, $10,825, and $36,621 for the
Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively.

Fees were paid during the fiscal year to Trustees who are unaffiliated with NYLIM on the basis of $1,350 per meeting attended.

NYLIM has directed certain portfolio trades to brokers who paid a portion of the expenses for the Mid Cap Value Fund and the Small Cap Value Fund. For the six months ended June 30, 2001, the Funds' expenses were reduced by $7,197 and $16,272, respectively, under this arrangement.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At June 30, 2001, the Funds had an unlimited authorized number of shares of beneficial interest ($.01 par value). Capital paid in amounted to $6,973,042, $59,222,780, $57,483,612 and $128,059,597 for the Ultra Short Term Income Fund,
the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. Transactions were as follows:


--------------------------------------------------------------------------------
38

                     NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)  ECLIPSE FUNDS
--------------------------------------------------------------------------------


                                                                   ECLIPSE ULTRA SHORT TERM INCOME FUND
                                                              -----------------------------------------------
                                                                 SIX MONTHS ENDED            YEAR ENDED
                                                                  JUNE 30, 2001          DECEMBER 31, 2000
                                                              ----------------------   ----------------------
                                                               SHARES      AMOUNT       SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold                                                           165,828   $ 1,656,481    121,009   $ 1,197,898
Issued on reinvestment of dividends                             18,793       186,047     39,258       385,041
Redeemed                                                      (199,421)   (1,988,195)  (245,208)   (2,419,914)
                                                              --------   -----------   --------   -----------
Net decrease                                                   (14,800)  $  (145,667)   (84,941)  $  (836,975)
                                                              ========   ===========   ========   ===========
-------------------------------------------------------------------------------------------------------------

                                                                            ECLIPSE BALANCED FUND
                                                              --------------------------------------------------
                                                                 SIX MONTHS ENDED             YEAR ENDED
                                                                  JUNE 30, 2001            DECEMBER 31, 2000
                                                              ----------------------   -------------------------
                                                               SHARES      AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                           199,176   $ 4,147,648      269,793   $  5,254,489
Issued on reinvestment of dividends                             40,409       835,861       92,023      1,785,550
Redeemed                                                      (331,400)   (6,847,363)  (1,177,702)   (22,357,552)
                                                              --------   -----------   ----------   ------------
Net decrease                                                   (91,815)  $(1,863,854)    (815,886)  $(15,317,513)
                                                              ========   ===========   ==========   ============
----------------------------------------------------------------------------------------------------------------

                                                                          ECLIPSE MID CAP VALUE FUND
                                                              --------------------------------------------------
                                                                 SIX MONTHS ENDED             YEAR ENDED
                                                                  JUNE 30, 2001            DECEMBER 31, 2000
                                                              ----------------------   -------------------------
                                                               SHARES      AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                           165,319   $ 2,786,069      558,505   $  8,863,963
Issued on reinvestment of dividends                                 --            --       15,135        254,262
Redeemed                                                      (473,748)   (7,881,501)  (1,765,181)   (26,839,084)
                                                              --------   -----------   ----------   ------------
Net decrease                                                  (308,429)  $(5,095,432)  (1,191,541)  $(17,720,859)
                                                              ========   ===========   ==========   ============
----------------------------------------------------------------------------------------------------------------

                                                                         ECLIPSE SMALL CAP VALUE FUND
                                                            -------------------------------------------------------
                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                  JUNE 30, 2001              DECEMBER 31, 2000
                                                            -------------------------   ---------------------------
                                                              SHARES        AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold                                                         4,967,585   $ 56,818,239    11,927,008   $ 133,362,265
Issued on reinvestment of dividends                                 --             --       --             --
Redeemed                                                    (8,274,344)   (94,756,660)  (18,475,485)   (205,191,833)
                                                            ----------   ------------   -----------   -------------
Net decrease                                                (3,306,759)  $(37,938,421)   (6,548,477)  $ (71,829,568)
                                                            ==========   ============   ===========   =============
-------------------------------------------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $1,408,199 and $1,504,266 for the Ultra Short Term Income Fund, $18,359,302 and $17,698,462 for the Balanced Fund, $25,270,046 and $29,228,498 for the Mid Cap Value Fund and $75,327,176 and $112,769,234 for the

--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)
--------------------------------------------------------------------------------


Small Cap Value Fund. At June 30, 2001, accumulated undistributed realized gains amounted to $1,568,478 and $851,700 for the Balanced Fund and the Mid Cap Value Fund, respectively. Accumulated realized losses at June 30, 2001, amounted to $246,595 and $7,274,855 for the Ultra Short Term Income Fund and the Small Cap Value Fund, respectively. Such losses include tax basis capital losses of approximately the same amounts which may be carried forward to offset future capital gains and expire December 31, 2004 to 2008.


--------------------------------------------------------------------------------
40

                     NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)  ECLIPSE FUNDS
--------------------------------------------------------------------------------


5.  FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
ECLIPSE ULTRA SHORT TERM INCOME FUND
                                                         SIX MONTHS
                                                           ENDED              FOR THE YEAR ENDED DECEMBER 31,
                                                          JUNE 30,       ------------------------------------------
                                                            2001          2000     1999     1998     1997     1996
-------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share outstanding
  throughout the period
Net asset value, beginning of period                      $  9.81        $ 9.81   $10.03   $10.00   $10.03   $10.20
                                                          -------        ------   ------   ------   ------   ------
Income from investment operations:
Net investment income                                        0.28          0.63     0.63     0.59     0.64     0.71
Net realized and unrealized gains (losses) on
  investments                                                0.08          --     (0.22)     0.03   (0.03)   (0.16)
                                                          -------        ------   ------   ------   ------   ------
    Total from investment operations                         0.36          0.63     0.41     0.62     0.61     0.55
                                                          -------        ------   ------   ------   ------   ------
Less distributions:
Dividends from net investment income                        (0.28)       (0.63)   (0.63)   (0.59)   (0.64)   (0.72)
                                                          -------        ------   ------   ------   ------   ------
    Total distributions                                     (0.28)       (0.63)   (0.63)   (0.59)   (0.64)   (0.72)
                                                          -------        ------   ------   ------   ------   ------
Net asset value, end of period                            $  9.89        $ 9.81   $ 9.81   $10.03   $10.00   $10.03
                                                          =======        ======   ======   ======   ======   ======
Total return                                                 3.69%*        6.59%    4.12%    6.27%    6.21%    5.48%
Ratios/Supplemental data
Net assets, end of period (000)                            $6,766        $6,864   $7,693   $8,721   $5,393   $4,461
Ratios to average net assets:
  Expenses +                                                 0.20%**       0.21%#   0.12%#   0.05%#   0.00%#   0.00%#
  Net investment income +                                    5.15%**       6.30%    6.11%    6.20%    6.61%    6.76%
Portfolio turnover rate                                     37.09%        44.53%   43.57%   36.02%   45.10%   46.82%

---------------

  * Based on performance for the six months ended June 30, 2001 and is not annualized.
 **  Annualized.
  + Net of management fee waived equivalent to 0.4%, 0.4%, 0.4%, 0.4%, 0.4% and 0.4% of average net assets plus expenses reimbursed equivalent to 0.55%, 0.52%, 0.53%, 0.80%, 0.82%
     and 0.80% of average net assets, respectively.
  # Includes custodian fees paid indirectly which amounted to 0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
ECLIPSE BALANCED FUND

                                                 SIX MONTHS
                                                   ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                  JUNE 30,       ------------------------------------------------
                                                    2001          2000      1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
  outstanding throughout the period
Net asset value, beginning of period              $ 20.82        $ 19.53   $ 21.37   $  22.15   $ 21.00   $ 20.59
                                                  -------        -------   -------   --------   -------   -------
Income from investment operations:
Net investment income                                0.28           0.55      0.58       0.61      0.66      0.78
Net realized and unrealized gains (losses) on
  investments                                        0.42           1.29     (0.68)      1.14      4.14      1.85
                                                  -------        -------   -------   --------   -------   -------
    Total from investment operations                 0.70           1.84     (0.10)      1.75      4.80      2.63
                                                  -------        -------   -------   --------   -------   -------
Less distributions:
Dividends from net investment income                (0.28)         (0.55)    (0.58)     (0.61)    (0.66)    (0.78)
Distributions from net realized gains               --             --        (1.16)     (1.84)    (2.99)    (1.44)
Distributions in excess of net realized gains       --             --        --         (0.08)    --        --
                                                  -------        -------   -------   --------   -------   -------
    Total distributions                             (0.28)         (0.55)    (1.74)     (2.53)    (3.65)    (2.22)
                                                  -------        -------   -------   --------   -------   -------
Net asset value, end of period                    $ 21.24        $ 20.82   $ 19.53   $  21.37   $ 22.15   $ 21.00
                                                  =======        =======   =======   ========   =======   =======
Total return                                         3.40%*         9.64%    (0.36)%     8.03%    23.40%    12.91%
Ratios/Supplemental data
Net assets, end of period (000)                   $64,653        $65,309   $77,169   $128,865   $84,246   $83,825
Ratios to average net assets:
  Expenses                                           0.92%**        0.95%#    0.94%      0.87%+    0.84%+#    0.80%+
  Net investment income                              2.70%**        2.77%     2.61%      2.76%+    2.85%+    3.56%+
Portfolio turnover rate                             30.54%         72.81%    33.17%     69.85%    46.66%    71.51%

---------------

  * Based on performance for the six months ended June 30, 2001 and is not annualized.
 **  Annualized.
  + Net of management fee waived equivalent to 0.1%, 0.2% and 0.2% of average net assets.
  # Includes custody fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, respectively.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42

                     NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)  ECLIPSE FUNDS
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
ECLIPSE MID CAP VALUE FUND
                                                 SIX MONTHS
                                                   ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                  JUNE 30,       ------------------------------------------------
                                                    2001          2000      1999       1998       1997      1996
-----------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
  outstanding throughout the period
Net asset value, beginning of period              $ 16.93        $ 16.06   $ 17.73   $  17.76   $  13.49   $12.31
                                                  -------        -------   -------   --------   --------   ------
Income from investment operations:
Net investment income                                0.04           0.06      0.11       0.06       0.03     0.22
Net realized and unrealized gains (losses) on
  investments                                        0.41           0.88     (0.13)      1.76       4.34     2.54
                                                  -------        -------   -------   --------   --------   ------
    Total from investment operations                 0.45           0.94     (0.02)      1.82       4.37     2.76
                                                  -------        -------   -------   --------   --------   ------
Less distributions:
Dividends from net investment income                   --          (0.06)    (0.11)     (0.06)     (0.03)   (0.23)
Distributions from net realized gains                  --          (0.01)    (1.54)     (1.79)     (0.07)   (1.35)
                                                  -------        -------   -------   --------   --------   ------
    Total distributions                                --          (0.07)    (1.65)     (1.85)     (0.10)   (1.58)
                                                  -------        -------   -------   --------   --------   ------
Net asset value, end of period                    $ 17.38        $ 16.93   $ 16.06   $  17.73   $  17.76   $13.49
                                                  =======        =======   =======   ========   ========   ======
Total return                                         2.66%*         5.83%     0.04%     10.35%     32.46%   22.40%
Ratios/Supplemental data
Net assets, end of period (000)                   $63,837        $67,401   $83,064   $124,525   $109,452   $9,737
Ratios to average net assets:
  Expenses                                           1.02%**#       1.06%#    1.05%      0.98%+     0.94%+   0.90%+
  Net investment income                              0.48%**        0.35%     0.51%      0.33%+     0.36%+   1.66%+
Portfolio turnover rate                             42.18%        113.74%    50.65%     80.72%     51.66%  102.24%

---------------

  * Based on performance for the six months ended June 30, 2001 and is not annualized.
 **  Annualized.
  + Net of management fee waived equivalent to 0.1%, 0.2% and 0.7% of average net assets, respectively.
  # Includes custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the period ended June 30, 2001 and the year ended December 31, 2000, respectively.



--------------------------------------------------------------------------------

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
ECLIPSE SMALL CAP VALUE FUND

                                             SIX MONTHS
                                               ENDED                   FOR THE YEAR ENDED DECEMBER 31,
                                              JUNE 30,       ----------------------------------------------------
                                                2001           2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
  outstanding throughout the period
Net asset value, beginning of period          $  10.65       $  11.76   $  11.93   $  14.19   $  13.47   $  13.56
                                              --------       --------   --------   --------   --------   --------
Income from investment operations:
Net investment income (loss)                      0.04        (0.00)*       0.01    (0.00)*     (0.02)       0.14
Net realized and unrealized gains (losses)
  on investments                                  1.51         (1.11)       0.35       0.42       4.40       3.89
                                              --------       --------   --------   --------   --------   --------
    Total from investment operations              1.55         (1.11)       0.36       0.42       4.38       4.03
                                              --------       --------   --------   --------   --------   --------
Less distributions:
Dividends from net investment income            --              --        (0.01)      --         --        (0.14)
Distributions from net realized gains           --              --        (0.52)     (2.68)     (3.66)     (3.98)
                                              --------       --------   --------   --------   --------   --------
    Total distributions                         --              --        (0.53)     (2.68)     (3.66)     (4.12)
                                              --------       --------   --------   --------   --------   --------
Net asset value, end of period                $  12.20       $  10.65   $  11.76   $  11.93   $  14.19   $  13.47
                                              ========       ========   ========   ========   ========   ========
Total return                                     14.55%**     (9.44)%       3.05%      3.40%     33.30%     29.87%
Ratios/Supplemental data
Net assets, end of period (000)               $140,337       $157,630   $251,229   $201,492   $189,965   $170,747
Ratios to average net assets:
  Expenses                                        1.19%***+#     1.21%#     1.18%#     1.14%#     1.14%#     1.15%#
  Net investment income (loss)                    0.61%***   (0.00)%++      0.05%  (0.00)%++   (0.12)%       0.81%
Portfolio turnover rate                          49.67%        104.62%     56.09%     73.39%     55.47%     82.05%

---------------

  *  Less than one cent per share.
 ** Based on performance for the six months ended June 30, 2001 and is not annualized.
***  Annualized.
  + Net of expenses reimbursed equivalent to 0.05% of average net assets.
 ++  Less than 0.01% of average net assets.
  # Includes custody fees and other expenses paid indirectly which amounted to 0.02% for the period ended June 30, 2001 and December 31, 2000 and less than 0.01% of average net assets for the other years indicated.


--------------------------------------------------------------------------------
44

                      (This page intentionally left blank)

Officers and Trustees*

STEPHEN C. ROUSSIN        Chairman and President
PATRICK G. BOYLE          Executive Vice President
MARC J. BROOKMAN          Executive Vice President
JEFFERSON C. BOYCE        Senior Vice President
RICHARD W. ZUCCARO        Tax Vice President
PATRICK J. FARRELL        Treasurer, Chief Financial
                          Officer, and Assistant
                          Secretary

* As of June 30, 2001.

[ECLIPSE LOGO]

Eclipse is a division of New York Life Investment Management LLC, the investment advisor to Eclipse Funds.

------------------------------------------------------
-Not FDIC insured. - No bank guarantee. - May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, NJ 07054

www.eclipsefunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSEC11b-08/01

RECYCLE LOGO

                                                                   Eclipse Funds

    Eclipse Ultra Short Term Income Fund
    Eclipse Balanced Fund
    Eclipse Mid Cap Value Fund
    Eclipse Small Cap Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [ECLIPSE LOGO]